UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D. C. 20549

FORM N-CSR

Investment Company Act file number   811-03749

DWS State Tax-Free Trust
 (Exact Name of Registrant as Specified in Charter)

345 Park Avenue
New York, NY 10154-0004
 (Address of Principal Executive Offices) (Zip Code)

Registrant’s Telephone Number, including Area Code: (201) 593-6408

Paul Schubert
100 Plaza One
Jersey City, NJ 07311
(Name and Address of Agent for Service)

Date of fiscal year end:	3/31

Date of reporting period:	3/31/2011

ITEM 1.	REPORT TO STOCKHOLDERS

MARCH 31, 2011 Annual Report to Shareholders

DWS Massachusetts Tax-Free Fund

Contents
4 Performance Summary
7 Information About Your Fund's Expenses
9 Portfolio Management Review
13 Portfolio Summary
14 Investment Portfolio
22 Statement of Assets and Liabilities
24 Statement of Operations
25 Statement of Cash Flows
26 Statement of Changes in Net Assets
27 Financial Highlights
31 Notes to Financial Statements
41 Report of Independent Registered Public Accounting Firm
42 Tax Information
43 Summary of Management Fee Evaluation by Independent Fee Consultant
47 Board Members and Officers
51 Account Management Resources

This report must be preceded or accompanied by a prospectus. To obtain a summary prospectus, if available, or prospectus for any of our funds, refer to the Account Management Resources information provided in the back of this booklet. We advise you to consider the fund's objectives, risks, charges and expenses carefully before investing. The summary prospectus and prospectus contain this and other important information about the fund. Please read the prospectus carefully before you invest.

Bond investments are subject to interest-rate and credit risks. When interest rates rise, bond prices generally fall. Credit risk refers to the ability of an issuer to make timely payments of principal and interest. Investments in lower-quality and non-rated securities present greater risk of loss than investments in higher-quality securities. The fund invests in inverse floaters, which are derivatives that involve leverage and could magnify the fund's gains or losses. This fund is non-diversified and can take larger positions in fewer issues, increasing its potential risk. Although the fund seeks income that is federally tax-free, a portion of the fund's distributions may be subject to federal, state and local taxes, including the alternative minimum tax. See the prospectus for details.

DWS Investments is part of Deutsche Bank's Asset Management division and, within the US, represents the retail asset management activities of Deutsche Bank AG, Deutsche Bank Trust Company Americas, Deutsche Investment Management Americas Inc. and DWS Trust Company.

NOT FDIC/NCUA INSURED NO BANK GUARANTEE MAY LOSE VALUE NOT A DEPOSIT NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY

Performance Summary March 31, 2011
Average Annual Total Returns as of 3/31/11
Unadjusted for Sales Charge	1-Year	3-Year	5-Year	10-Year
Class A	-0.89%	3.64%	3.70%	4.16%
Class B	-1.62%	2.86%	2.91%	3.36%
Class C	-1.63%	2.87%	2.92%	3.37%
Adjusted for the Maximum Sales Charge
Class A (max 2.75% load)	-3.61%	2.68%	3.12%	3.87%
Class B (max 4.00% CDSC)	-4.46%	2.24%	2.74%	3.36%
Class C (max 1.00% CDSC)	-1.63%	2.87%	2.92%	3.37%
No Sales Charges
Class S	-0.67%	3.84%	3.93%	4.40%
Barclays Capital Municipal Bond Index+	1.63%	4.47%	4.14%	4.66%

Sources: Lipper Inc. and Deutsche Investment Management Americas Inc.

Performance in the Average Annual Total Returns table above and the Growth of an Assumed $10,000 Investment line graph that follows is historical and does not guarantee future results. Investment return and principal fluctuate, so your shares may be worth more or less when redeemed. Current performance may differ from performance data shown. Please visit www.dws-investments.com for the Fund's most recent month-end performance. Performance includes reinvestment of all distributions. Unadjusted returns do not reflect sales charges and would have been lower if they had.

The gross expense ratios of the Fund, as stated in the fee table of the prospectus dated August 1, 2010 are 1.00%, 1.78%, 1.78% and 0.85% for Class A, Class B, Class C and Class S shares, respectively, and may differ from the expense ratios disclosed in the Financial Highlights tables in this report.

Index returns, unlike Fund returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.

Performance figures do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

A portion of the Fund's distributions may be subject to federal, state and local tax and the alternative minimum tax.

Returns shown for Class A, B and C shares for the period prior to their inception on June 18, 2001 are derived from the historical performance of Class S shares of DWS Massachusetts Tax-Free Fund during the period and have been adjusted to reflect the higher total annual operating expenses of each specific class. Any difference in expenses will affect performance.
Growth of an Assumed $10,000 Investment (Adjusted for Maximum Sales Charge)
[] DWS Massachusetts Tax-Free Fund — Class A [] Barclays Capital Municipal Bond Index+

Yearly periods ended March 31

The Fund's growth of an assumed $10,000 investment is adjusted for the maximum sales charge of 2.75%. This results in a net initial investment of $9,725.

The growth of $10,000 is cumulative.

Performance of other share classes will vary based on the sales charges and the fee structure of those classes.

+ The Barclays Capital Municipal Bond Index is an unmanaged, market-value-weighted measure of municipal bonds issued across the United States. Index issues have a credit rating of at least Baa and a maturity of at least two years.
Net Asset Value and Distribution Information
	Class A	Class B	Class C	Class S
Net Asset Value: 3/31/11	$13.69	$13.69	$13.69	$13.69
3/31/10	$14.44	$14.44	$14.44	$14.44
Distribution Information: Twelve Months as of 3/31/11: Income Dividends	$.61	$.51	$.50	$.64
March Income Dividend	$.0517	$.0430	$.0430	$.0548
Capital Gain Distributions	$.02	$.02	$.02	$.02
SEC 30-day Yield++	4.22%	3.58%	3.58%	4.59%
Tax Equivalent Yield++	7.07%	6.00%	6.00%	7.69%
Current Annualized Distribution Rate++	4.53%	3.77%	3.77%	4.80%

++ The SEC yield is net investment income per share earned over the month ended March 31, 2011, shown as an annualized percentage of the maximum offering price per share on the last day of the period. The SEC yield is computed in accordance with a standardized method prescribed by the Securities and Exchange Commission. The SEC yield would have been 4.08%, 2.73% and 3.40% for Class A, B and C shares had certain expenses not been reduced. Tax equivalent yield is based on the Fund's yield and a marginal income tax rate of 40.30% (an approximate combined Massachusetts state and federal income tax rate). The current annualized distribution rate is the latest monthly dividend as an annualized percentage of net asset value on March 31, 2011. Distribution rate simply measures the level of dividends and is not a complete measure of performance. The current annualized distribution rate would have been 4.39%, 2.92% and 3.59% for Class A, B and C shares had certain expenses not been reduced. Yields and distribution rates are historical, not guaranteed, and will fluctuate.
Lipper Rankings — Massachusetts Municipal Debt Funds Category as of 3/31/11
Period	Rank		Number of Fund Classes Tracked	Percentile Ranking (%)
Class A 1-Year	26	of	43	60
3-Year	11	of	41	27
5-Year	6	of	36	17
Class B 1-Year	35	of	43	80
3-Year	24	of	41	58
5-Year	21	of	36	57
Class C 1-Year	36	of	43	82
3-Year	23	of	41	55
5-Year	20	of	36	55
Class S 1-Year	24	of	43	55
3-Year	7	of	41	17
5-Year	1	of	36	3
10-Year	2	of	31	7

Source: Lipper Inc. Rankings are historical and do not guarantee future results. Rankings are based on total return unadjusted for sales charges with distributions reinvested. If sales charges had been included, rankings might have been less favorable.

Information About Your Fund's Expenses

As an investor of the Fund, you incur two types of costs: ongoing expenses and transaction costs. Ongoing expenses include management fees, distribution and service (12b-1) fees and other Fund expenses. Examples of transaction costs include sales charges (loads), redemption fees and account maintenance fees, which are not shown in this section. The following tables are intended to help you understand your ongoing expenses (in dollars) of investing in the Fund and to help you compare these expenses with the ongoing expenses of investing in other mutual funds. In the most recent six-month period, the Fund limited these expenses; had it not done so, expenses would have been higher. The example in the table is based on an investment of $1,000 invested at the beginning of the six-month period and held for the entire period (October 1, 2010 to March 31, 2011).

The tables illustrate your Fund's expenses in two ways:

•Actual Fund Return. This helps you estimate the actual dollar amount of ongoing expenses (but not transaction costs) paid on a $1,000 investment in the Fund using the Fund's actual return during the period. To estimate the expenses you paid over the period, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the "Expenses Paid per $1,000" line under the share class you hold.

• Hypothetical 5% Fund Return. This helps you to compare your Fund's ongoing expenses (but not transaction costs) with those of other mutual funds using the Fund's actual expense ratio and a hypothetical rate of return of 5% per year before expenses. Examples using a 5% hypothetical fund return may be found in the shareholder reports of other mutual funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Please note that the expenses shown in these tables are meant to highlight your ongoing expenses only and do not reflect any transaction costs. The "Expenses Paid per $1,000" line of the tables is useful in comparing ongoing expenses only and will not help you determine the relative total expense of owning different funds. An account maintenance fee of $6.25 per quarter for Class S shares may apply for certain accounts whose balances do not meet the applicable minimum initial investment. This fee is not included in these tables. If it was, the estimate of expenses paid for Class S shares during the period would be higher, and account value during the period would be lower, by this amount.
Expenses and Value of a $1,000 Investment (including interest expense)* for the six months ended March 31, 2011
Actual Fund Return	Class A	Class B	Class C	Class S
Beginning Account Value 10/1/10	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value 3/31/11	$947.00	$943.80	$944.10	$948.30
Expenses Paid per $1,000**	$4.95	$8.58	$8.58	$3.74
Hypothetical 5% Fund Return	Class A	Class B	Class C	Class S
Beginning Account Value 10/1/10	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value 3/31/11	$1,019.85	$1,016.11	$1,016.11	$1,021.09
Expenses Paid per $1,000**	$5.14	$8.90	$8.90	$3.88

Annualized Expense Ratios	Class A	Class B	Class C	Class S
DWS Massachusetts Tax-Free Fund	1.02%	1.77%	1.77%	.77%

Expenses and Value of a $1,000 Investment (excluding interest expense)* for the six months ended March 31, 2011
Actual Fund Return	Class A	Class B	Class C	Class S
Beginning Account Value 10/1/10	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value 3/31/11	$947.00	$943.80	$944.10	$948.30
Expenses Paid per $1,000**	$4.32	$7.95	$7.95	$3.11
Hypothetical 5% Fund Return	Class A	Class B	Class C	Class S
Beginning Account Value 10/1/10	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value 3/31/11	$1,020.49	$1,016.75	$1,016.75	$1,021.74
Expenses Paid per $1,000**	$4.48	$8.25	$8.25	$3.23

Annualized Expense Ratios	Class A	Class B	Class C	Class S
DWS Massachusetts Tax-Free Fund	.89%	1.64%	1.64%	.64%

* Interest expense represents interest and fees on short-term floating rate notes issued in conjunction with inverse floating rate securities. Interest income from such transactions is included in income from investment operations.

** Expenses are equal to the Fund's annualized expense ratio for each share class, multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by 365.

For more information, please refer to the Fund's prospectus.

Portfolio Management Review

DWS Massachusetts Tax-Free Fund: A Team Approach to Investing

Deutsche Investment Management Americas Inc. ("DIMA" or the "Advisor"), which is part of Deutsche Asset Management, is the investment advisor for DWS Massachusetts Tax-Free Fund. DIMA and its predecessors have more than 80 years of experience managing mutual funds and DIMA provides a full range of investment advisory services to both institutional and retail clients.

DIMA is an indirect, wholly owned subsidiary of Deutsche Bank AG. Deutsche Bank AG is a major global banking institution engaged in a wide variety of financial services, including investment management, retail, private and commercial banking, investment banking and insurance.

DWS Investments is the retail brand name in the US for the asset management activities of Deutsche Bank AG and DIMA. As such, DWS is committed to delivering the investing expertise, insight and resources of this global investment platform to American investors.

Portfolio Management Team

Philip G. Condon

Rebecca L. Flinn

Co-Lead Portfolio Managers

Overview of Market and Fund Performance

The views expressed in the following discussion reflect those of the portfolio management team only through the end of the period of the report as stated on the cover. The management team's views are subject to change at any time based on market and other conditions and should not be construed as a recommendation. Past performance is no guarantee of future results. Current and future portfolio holdings are subject to risk.

DWS Massachusetts Tax-Free Fund's Class A shares posted a return for the period of -0.89%. (Returns are unadjusted for sales charges, which would reduce performance if included.) This return compares to 1.63% for the fund's benchmark, the Barclays Capital Municipal Bond Index.1 The fund's performance for the 12 months ended March 31, 2011 slightly lagged the -0.54% average of its peer group, the Lipper Massachusetts Municipal Debt Funds category.2 (Please see pages 4 through 6 for the performance of other share classes and more complete performance information.) The taxable bond market as measured by the Barclays Capital US Aggregate Bond Index returned 5.12% for the same period.3 Of course, past performance is no guarantee of future results.

It was an eventful 12 months in the municipal bond market. Headlines surrounding credit concerns weighed on the municipal market throughout the period, as most states and localities struggled to balance their budgets against a weak economic backdrop. Most notably, California and Illinois received a great deal of press and investor focus. Despite this backdrop, demand for municipal bonds and mutual funds was strong for much of the period, as investors sought yield and were attracted to the historically high-quality profile of the asset class. In December of 2010, however, investor concerns over the possibility of a more generalized municipal bond credit "crisis" emerged. This led to sharp outflows from municipal bond funds, which persisted throughout much of the first quarter of 2011 and which hurt bond prices. Late in the period, municipals rallied to recover some of the lost ground. For the full period, credit spreads — the incremental yield offered by lower-rated municipal bonds versus AAA-rated bonds — generally widened, reflecting the dip in investor sentiment. As a result, lower-rated bonds underperformed in aggregate.

The supply of municipal bonds for most of the fiscal period was very high. However, a significant portion of issuance consisted of taxable Build America Bonds, authorized under the American Recovery and Reinvestment Act. In particular, there was a flood of issuance in the fourth quarter of 2010, as municipalities sought to beat the program's expiration date. Consequently, supply dropped sharply in the first quarter of 2011.
Municipal Bond Yield Curve (as of 3/31/10 and 3/31/11)

Source: Municipal Market Data

Chart is for illustrative purposes only and does not represent any DWS Investments product.

Past performance is no guarantee of future results.

The US Federal Reserve Board (the Fed) maintained a zero interest rate policy during the year, with a fed funds rate target between 0% and 0.25%.4 For AAA-rated municipals, yields on two-year issues fell by 13 basis points from 0.79% to 0.66%, while the 30-year yield rose 63 basis points from 4.17% to 4.80%, resulting in a yield curve steepening of 76 basis points between two and 30 years.5,6 (100 basis points equals one percentage point. See the accompanying graph for a depiction of municipal bond yield changes between the beginning and end of the period.)

Positive Contributors to Performance

The fund's exposure to high-quality issues, including pre-refunded bonds, added to relative performance as credit spreads widened.7

Holdings of issues in the five-year-and-under range helped performance as rates rose and prices declined on longer-term bonds.

Negative Contributors to Performance

Throughout the year we sought to add longer-term bonds, given the opportunities for incremental income offered by a steep yield curve. This detracted from performance as yields rose and prices declined the most on longer-term bonds.

During the period, we hedged a portion of the fund's assets against interest rate changes using LIBOR (London Interbank Offered Rate, a benchmark for taxable interest rates) swaps. By so using LIBOR swaps, we effectively took a short position against the taxable market in order to manage the fund's overall duration and interest rate sensitivity.8,9 This constrained fund returns as the taxable market outperformed municipals in most maturities during the period, meaning that the value of the short position decreased more than the equivalent long municipal position.

Outlook and Positioning

Tax-free yields ended the period at attractive levels versus US Treasuries in longer maturities. The yield on two-year municipals finished at 80% of the comparable-maturity Treasury yield, while the 30-year municipal bond was yielding 106% of the comparable-maturity Treasury as of March 31, 2011, both before taking into account the tax advantage of municipals.

The municipal yield curve remains historically steep, and we believe there is income to be gained by going out on the curve. While we are continuing to evaluate opportunities among bonds in the 20- to 25-year maturity ranges, with longer issues we are focusing on higher coupons that we believe may provide favorable risk/reward characteristics in the event that interest rates continue to rise.

Following the first quarter's very low issuance, we will be monitoring the supply environment for any uptick that may impact the market. In particular, we will be looking to see if any increase in new issuance provides opportunities to purchase attractive issues with more favorable coupons.

We do not expect to see an epidemic of municipal defaults, although we do expect continued credit pressure on many municipal issuers given ongoing difficulties with state and local budgets. As with other states, Massachusetts faces challenges to meet funding needs for essential services. However, we believe the fiscal health of Massachusetts remains sound. Standard & Poor's Corporation has continued to rate the state's bonds AA with a stable outlook over the period, while Moody's Investors Service, Inc. has held their rating at Aa2 with a stable outlook.10 We believe the Massachusetts economy is on a stronger course than the average nationally and the outlook for the state's debt is stable.

1 The unmanaged Barclays Capital Municipal Bond Index is a market-value-weighted measure of municipal bonds issued across the United States. Index issues have a credit rating of at least Baa and a maturity of at least two years. Index returns, unlike fund returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.

2 The Lipper Massachusetts Municipal Debt Funds category is comprised of funds that limit their assets to those securities that are exempt from taxation in Massachusetts. Lipper figures represent the average of the total returns reported by all of the mutual funds designated by Lipper Inc. as falling into the Lipper Massachusetts Municipal Debt Funds category. For the 1-, 3- and 5-year periods, this category's average was -0.54% (43 funds), 2.87% (41 funds) and 2.90% (36 funds), respectively.

3 The Barclays Capital US Aggregate Bond Index is an unmanaged index representing domestic taxable investment-grade bonds, with index components for government and corporate securities, mortgage pass-through securities and asset-backed securities with average maturities of one year or more. Index returns, unlike fund returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.

4 The federal funds rate is the interest rate, set by the US Federal Reserve, at which banks lend money to each other, usually on an overnight basis.

5 The yield curve is a graphical representation of how yields on bonds of different maturities compare. Normally, yield curves slant up, as bonds with longer maturities typically offer higher yields than short-term bonds.

6 AAA — The highest rating given on bonds by bond rating agencies.

7 Pre-refunded bonds are bonds that have their principle cash amount already held aside by the original issuer of the debt. A subset of the municipal and corporate bond classes, the funds required to pay off the pre-refunded bonds are held in escrow until the maturity date, usually by purchasing Treasury securities or securities issued by government agencies. Credit spread is the additional yield provided by municipal bonds rated AA and below versus municipals rated AAA with comparable effective maturity.

8 Duration is a measure of a fund's sensitivity to interest rate changes, i.e., the longer a fund's duration, the more sensitive it is to changes in interest rates.

9 Short position — The sale of a borrowed security with the expectation that the asset will fall in value.

10 Credit quality represents Moody's Investors Service, Inc.'s and Standard & Poor's Corporation's opinions (as stated) as to the quality of the securities they rate. Credit quality does not remove market risk and is subject to change.

Portfolio Summary
Asset Allocation (As a % of Investment Portfolio)	3/31/11	3/31/10

Revenue Bonds	81%	80%
General Obligation Bonds	15%	16%
ETM/Prerefunded Bonds	4%	4%
	100%	100%

Quality	3/31/11	3/31/10

AAA	9%	15%
AA	50%	44%
A	19%	16%
BBB	17%	20%
BB	1%	1%
Not Rated	4%	4%
	100%	100%

Interest Rate Sensitivity	3/31/11	3/31/10

Effective Maturity	13.3 years	9.4 years
Effective Duration	7.5 years	6.5 years

The quality ratings represent the lower of Moody's Investors Service, Inc. ("Moody's") or Standard & Poor's Corporation ("S&P") credit ratings. The ratings of Moody's and S&P represent their opinions as to the quality of the securities they rate. Ratings are relative and subjective and are not absolute standards of quality. The Fund's credit quality does not remove market risk and is subject to change.

Effective maturity is the weighted average of the bonds held by the Fund taking into consideration any available maturity shortening features.

Effective duration is an approximate measure of the Fund's sensitivity to interest rate changes taking into consideration any maturity shortening features.

Asset allocation and interest rate sensitivity are subject to change.

For more complete details about the Fund's investment portfolio, see page 14. A quarterly Fact Sheet is available upon request. Please see the Account Management Resources section for contact information.

Following the Fund's fiscal first and third quarter-end, a complete portfolio holdings listing is filed with the SEC on Form N-Q. The form will be available on the SEC's Web site at www.sec.gov, and it also may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the SEC's Public Reference Room may be obtained by calling (800) SEC-0330. The Fund's portfolio holdings are also posted on www.dws-investments.com from time to time. Please see the Fund's current prospectus for more information.

Investment Portfolio as of March 31, 2011
	Principal Amount ($)	Value ($)

Municipal Bonds and Notes 89.6%
Massachusetts 80.3%
Boston, MA, General Obligation, Series A, 4.75%, 4/1/2029	3,900,000	3,992,547
Boston, MA, Industrial Development Financing Authority Revenue, Crosstown Center Project:
AMT, 6.5%, 9/1/2035	1,895,000	919,189
AMT, 8.0%, 9/1/2035*	960,000	288,029
Boston, MA, Water & Sewer Commission Revenue:
Series A, 5.0%, 11/1/2025	2,000,000	2,155,100
Series A, 5.0%, 11/1/2030	1,270,000	1,331,811
Braintree, MA, General Obligation, Municipal Purpose Loan:
5.0%, 5/15/2026 (a)	7,645,000	8,016,241
5.0%, 5/15/2027	2,295,000	2,384,092
Chicopee, MA, Electrical Systems, ETM, 7.125%, 1/1/2017	730,000	857,348
Massachusetts, Airport Revenue, USAir Private Jet, Series A, AMT, 5.75%, 9/1/2016, INS: NATL	1,000,000	933,920
Massachusetts, Bay Transportation Authority Revenue:
Series A, 5.25%, 7/1/2025	2,960,000	3,317,598
Series A, 5.25%, 7/1/2034	1,700,000	1,746,767
Series B, 6.2%, 3/1/2016	3,100,000	3,469,892
Massachusetts, Bay Transportation Authority, Sales Tax Revenue:
Series A-2, Zero Coupon, 7/1/2027	21,090,000	9,131,548
Series C, ETM, 5.0%, 7/1/2015	190,000	218,589
Series C, ETM, 5.0%, 7/1/2016	75,000	87,605
Series B, 5.0%, 7/1/2035	3,970,000	3,961,385
Series A, 5.25%, 7/1/2021	2,000,000	2,302,880
Series C, ETM, 5.5%, 7/1/2017	165,000	199,089
Massachusetts, Bay Transportation System Authority, Series C, 6.1%, 3/1/2013	1,030,000	1,099,607
Massachusetts, Development Finance Agency, Senior Living Facility Revenue, Series B2, 6.25%, 6/1/2014	1,130,000	1,106,632
Massachusetts, Health & Educational Facilities Authority, Boston College, Series N, 5.25%, 6/1/2017	1,000,000	1,069,760
Massachusetts, Higher Education Revenue, Building Authority, University of Massachusetts, ETM, 6.875%, 5/1/2014	1,300,000	1,442,272
Massachusetts, Hospital & Healthcare Revenue, Health & Educational Facilities Authority, Baystate Medical Center:
Series F, 5.7%, 7/1/2027	3,000,000	2,888,700
Series F, 5.75%, 7/1/2033	2,000,000	1,924,580
Massachusetts, Hospital & Healthcare Revenue, Health & Educational Facilities Authority, Civic Investments, Series A, Prerefunded, 9.0%, 12/15/2015, GTY: Harvard Pilgrim Health Care	2,800,000	3,156,748
Massachusetts, Hospital & Healthcare Revenue, Health & Educational Facilities Authority, Massachusetts General Hospital, Series F, ETM, 6.25%, 7/1/2012, INS: AMBAC	1,675,000	1,714,413
Massachusetts, Hospital & Healthcare Revenue, Health & Educational Facilities Authority, Milford-Whitinsville Regional, Series C, 5.75%, 7/15/2013	950,000	951,444
Massachusetts, Hospital & Healthcare Revenue, Health & Educational Facilities Authority, North Adams Hospital, Series C, 6.625%, 7/1/2018	695,000	347,083
Massachusetts, Hospital & Healthcare Revenue, Health & Educational Facilities Authority, UMass Memorial, Series C, 6.625%, 7/1/2032	3,000,000	3,005,550
Massachusetts, Industrial Development Revenue, Development Finance Agency, Series A, 7.1%, 7/1/2032	3,605,000	3,229,287
Massachusetts, Project Revenue, Health & Educational Facilities Authority, Jordan Hospital, Series E, 6.75%, 10/1/2033	5,000,000	4,567,700
Massachusetts, Sales & Special Tax Revenue, Federal Highway Grant, Series A, ETM, Zero Coupon, 12/15/2014	3,000,000	2,837,550
Massachusetts, Special Obligation Consolidated Loan, Series A, 5.5%, 6/1/2016, INS: FGIC & NATL	2,600,000	3,029,234
Massachusetts, State College Building Authority Project Revenue:
Series A, 5.0%, 5/1/2031, INS: AMBAC	2,630,000	2,652,776
Series A, 5.5%, 5/1/2039	5,730,000	5,836,291
Massachusetts, State Department of Transportation, Metropolitan Highway Systems Revenue, Series B, 5.0%, 1/1/2032	14,400,000	13,982,544
Massachusetts, State Department of Transportation, Metropolitan Highway Systems Revenue, Contract Assistance, Series B, 5.0%, 1/1/2035	4,500,000	4,447,260
Massachusetts, State Development Finance Agency Revenue, Babson College, Series A, 0.19%***, 10/1/2032, LOC: Citizens Bank	1,800,000	1,800,000
Massachusetts, State Development Finance Agency Revenue, Bentley University, 5.0%, 7/1/2028	2,250,000	2,176,582
Massachusetts, State Development Finance Agency Revenue, Boston College:
Series P, 5.0%, 7/1/2022	1,500,000	1,601,805
Series Q-1, 5.0%, 7/1/2029	1,000,000	1,017,170
Series R-1, 5.0%, 7/1/2031	3,000,000	3,020,760
Massachusetts, State Development Finance Agency Revenue, Boston University, Series V-1, 5.0%, 10/1/2029	3,400,000	3,383,748
Massachusetts, State Development Finance Agency Revenue, Carleton-Willard Village, 5.625%, 12/1/2030	500,000	475,705
Massachusetts, State Development Finance Agency Revenue, College of the Holy Cross, Series B, 5.0%, 9/1/2026	1,500,000	1,553,010
Massachusetts, State Development Finance Agency Revenue, Linden Ponds, Inc. Facility, Series A, 5.5%, 11/15/2022	1,750,000	1,085,000
Massachusetts, State Development Finance Agency Revenue, Resource Recovery, SEMASS System:
Series A, 5.625%, 1/1/2014, INS: NATL	5,000,000	5,119,050
Series A, 5.625%, 1/1/2015, INS: NATL	4,000,000	4,088,960
Massachusetts, State Development Finance Agency Revenue, Solid Waste Disposal, Dominion Energy Brayton, Series 1, 5.75%, 12/1/2042	1,000,000	1,066,780
Massachusetts, State Development Finance Agency Revenue, Wheelock College, Series C, 5.25%, 10/1/2029	8,620,000	7,885,490
Massachusetts, State Development Finance Agency Revenue, Worcester Polytechnic Institute:
5.0%, 9/1/2040	3,500,000	3,179,995
5.0%, 9/1/2045	2,000,000	1,784,300
Massachusetts, State General Obligation:
Series A, 0.664%**, 11/1/2018	5,000,000	4,538,550
Series A, 5.0%, 3/1/2034	5,000,000	5,024,150
Series D, 5.5%, 11/1/2019	4,325,000	5,082,653
Massachusetts, State Health & Educational Facilities Authority Revenue, Amherst College, Series J-1, 0.17%***, 11/1/2035	1,295,000	1,295,000
Massachusetts, State Health & Educational Facilities Authority Revenue, Berklee College of Music:
Series A, 5.0%, 10/1/2023	3,385,000	3,496,807
Series A, 5.0%, 10/1/2037	9,860,000	9,454,951
Massachusetts, State Health & Educational Facilities Authority Revenue, Berkshire Health System, Series E, 6.25%, 10/1/2031	2,000,000	1,957,080
Massachusetts, State Health & Educational Facilities Authority Revenue, Boston Medical Center Project:
5.25%, 7/1/2038	650,000	533,306
5.75%, 7/1/2031	3,000,000	2,745,120
Massachusetts, State Health & Educational Facilities Authority Revenue, CareGroup Healthcare System:
Series E-1, 5.125%, 7/1/2033	3,245,000	2,855,081
Series E-1, 5.125%, 7/1/2038	1,500,000	1,285,545
Series B-2, 5.375%, 2/1/2026, INS: NATL	695,000	675,853
Massachusetts, State Health & Educational Facilities Authority Revenue, Catholic Health East, 6.25%, 11/15/2032	1,560,000	1,632,571
Massachusetts, State Health & Educational Facilities Authority Revenue, Children's Hospital, Series M, 5.25%, 12/1/2039, GTY: The Children's Medical Center	5,500,000	5,325,430
Massachusetts, State Health & Educational Facilities Authority Revenue, Dana Farber Cancer Institute, Series K, 5.25%, 12/1/2027	4,000,000	3,973,360
Massachusetts, State Health & Educational Facilities Authority Revenue, Health Education, Stonehill College:
5.375%, 7/1/2023	1,170,000	1,253,983
5.375%, 7/1/2025	1,285,000	1,352,630
Massachusetts, State Health & Educational Facilities Authority Revenue, Isabella Stewart Gardner, Series A, 5.0%, 5/1/2029	1,500,000	1,503,885
Massachusetts, State Health & Educational Facilities Authority Revenue, Lesley University, Series A, 5.25%, 7/1/2039, INS: AGC	2,500,000	2,379,750
Massachusetts, State Health & Educational Facilities Authority Revenue, Massachusetts Institute of Technology, Series A, 5.0%, 7/1/2038	1,965,000	1,988,501
Massachusetts, State Health & Educational Facilities Authority Revenue, Northeastern University, Series Y-1, 5.625%, 10/1/2029	3,000,000	3,095,010
Massachusetts, State Health & Educational Facilities Authority Revenue, Partners Healthcare Systems:
5.0%, 7/1/2022	1,000,000	1,053,800
Series G-5, 5.0%, 7/1/2022	1,400,000	1,470,336
Series J1, 5.0%, 7/1/2034	10,000,000	9,600,900
Series C, 5.75%, 7/1/2032	300,000	301,476
Massachusetts, State Health & Educational Facilities Authority Revenue, Sterling & Francine Clark Art Institute, Series B, 5.0%, 7/1/2030	1,500,000	1,552,110
Massachusetts, State Health & Educational Facilities Authority Revenue, Suffolk University, Series A, 5.75%, 7/1/2039	10,000,000	9,588,600
Massachusetts, State Health & Educational Facilities Authority Revenue, Tufts University:
5.375%, 8/15/2038	3,000,000	3,065,700
Series M, 5.5%, 2/15/2027	1,705,000	1,914,408
Series M, 5.5%, 2/15/2028	3,000,000	3,349,950
Massachusetts, State Health & Educational Facilities Authority Revenue, UMass Worcester:
Series B, 5.25%, 10/1/2013, INS: FGIC & NATL	280,000	285,009
Series B, Prerefunded, 5.25%, 10/1/2013, INS: FGIC	220,000	225,284
Massachusetts, State Port Authority Revenue:
Series A, 5.0%, 7/1/2034	1,500,000	1,476,585
Series B, 5.0%, 7/1/2034	1,350,000	1,328,926
Series B, 5.0%, 7/1/2040	8,500,000	8,116,310
Massachusetts, State Port Authority Supply Facilities Revenue, Delta Air Lines, Inc. Project:
Series A, AMT, 5.5%, 1/1/2014, INS: AMBAC	1,000,000	962,340
Series A, AMT, 5.5%, 1/1/2017, INS: AMBAC	4,000,000	3,679,480
Series A, AMT, 5.5%, 1/1/2018, INS: AMBAC	5,000,000	4,532,550
Massachusetts, State School Building Authority, Dedicated Sales Tax Revenue:
Series A, 5.0%, 8/15/2021, INS: AGMC	4,500,000	4,777,290
Series A, 5.0%, 8/15/2024, INS: AMBAC	7,800,000	8,282,352
Series A, 5.0%, 8/15/2037, INS: AMBAC	5,000,000	4,931,200
Massachusetts, State Water Pollution Abatement Trust:
Series 13, 5.0%, 8/1/2025	5,000,000	5,325,700
Series 13, 5.0%, 8/1/2026	5,000,000	5,298,550
Series 2, 5.7%, 2/1/2015	35,000	35,146
Massachusetts, State Water Pollution Abatement Trust, MWRA Program, Series A, 6.0%, 8/1/2019	4,000,000	4,876,840
Massachusetts, State Water Pollution Abatement Trust, Pool Program:
Series 11, 5.0%, 8/1/2017	115,000	129,214
Series 11, 5.0%, 8/1/2020	100,000	108,147
Series 6, 5.625%, 8/1/2015	120,000	121,692
Massachusetts, State Water Resources Authority:
Series A, 5.0%, 8/1/2039	5,115,000	5,072,545
Series B, 5.0%, 8/1/2039	7,500,000	7,437,750
Series C, 5.25%, 12/1/2015	1,570,000	1,731,977
Series C, ETM, 5.25%, 12/1/2015	2,460,000	2,730,034
Series A, 5.25%, 8/1/2026, INS: NATL	1,950,000	2,074,410
Series B, 5.25%, 8/1/2031, INS: AGMC	5,130,000	5,493,050
Massachusetts, Water & Sewer Revenue, Water Resource Authority:
Series C, 5.25%, 12/1/2015, INS: FGIC & NATL	6,050,000	6,674,178
Series A, ETM, 6.5%, 7/15/2019	3,110,000	3,746,493
Narragansett, MA, School District General Obligation, Regional School District, 6.5%, 6/1/2012, INS: AMBAC	1,145,000	1,161,981
Springfield, MA, Water & Sewer Commission Revenue, Series B, 5.0%, 11/15/2030, INS: AGC	5,000,000	5,105,050
University of Massachusetts, Building Authority Project Revenue, Series 2009-1, 5.0%, 5/1/2034	4,000,000	3,991,680
University of Massachusetts, Building Authority Revenue, Series 2, 5.0%, 11/1/2020, INS: AMBAC	11,380,000	11,935,003
		348,834,678
Guam 1.7%
Guam, Government Limited Obligation Revenue, Section 30:
Series A, 5.625%, 12/1/2029	3,920,000	3,722,197
Series A, 5.75%, 12/1/2034	3,725,000	3,526,830
		7,249,027
Puerto Rico 7.4%
Commonwealth of Puerto Rico, General Obligation, Public Improvement, 5.5%, 7/1/2015, INS: AGMC	2,500,000	2,728,225
Puerto Rico, Commonwealth Highway & Transportation Authority, Highway Revenue, Series Y, 6.25%, 7/1/2014	145,000	158,939
Puerto Rico, Electric Power Authority Revenue:
Series XX, 5.25%, 7/1/2040	5,585,000	4,825,161
Series WW, 5.375%, 7/1/2024	5,000,000	4,936,650
Puerto Rico, Public Buildings Authority Revenue, Government Facilities:
Series H, 5.5%, 7/1/2016, INS: AMBAC	5,350,000	5,635,636
Series M, 6.25%, 7/1/2022	5,000,000	5,321,750
Puerto Rico, Sales Tax Financing Corp., Sales Tax Revenue:
Series A, 5.375%, 8/1/2039	1,825,000	1,658,834
Series A, 6.0%, 8/1/2042	2,500,000	2,471,900
Series A, 6.5%, 8/1/2044	2,500,000	2,589,050
Puerto Rico, Sales Tax Financing Corp., Sales Tax Revenue, Convertible Capital Appreciation, Series A, Step-up Coupon, 0% to 8/1/2019, 6.25% to 8/1/2033	2,570,000	1,750,272
		32,076,417
Virgin Islands 0.2%
Virgin Islands, Public Finance Authority Revenue, Series B, 5.0%, 10/1/2025	1,000,000	959,650
Total Municipal Bonds and Notes (Cost $392,910,802)		389,119,772

Municipal Inverse Floating Rate Notes (b) 23.9%
Massachusetts
Massachusetts, Bay Transportation Authority, Sales Tax Revenue, Series A, 5.25%, 7/1/2028 (c)	10,000,000	10,987,400
Trust: Massachusetts, Bay Transportation Authority, Sales Tax Revenue, Series 2008-1111, 144A, 9.62%, 7/1/2028, Leverage Factor at purchase date: 2 to 1
Massachusetts, State Development Finance Agency Revenue, Harvard University, Series B-2, 5.25%, 2/1/2034 (c)	5,000,000	5,268,600
Trust: Massachusetts, State Development Finance Agency Revenue, Harvard University, Series 4691, 144A, 9.84%, 2/1/2034, Leverage Factor at purchase date: 2 to 1
Massachusetts, State General Obligation, Series C, 5.0%, 8/1/2027, INS: AGMC (c)	10,000,000	10,520,140
Massachusetts, State General Obligation, Series C, 5.25%, 8/1/2023, INS: AGMC (c)	5,000,000	5,260,070
Trust: Massachusetts, State General Obligation, Series 2755-1, 144A, 14.844%, 8/1/2023, Leverage Factor at purchase date: 3 to 1
Massachusetts, State General Obligation, Series C, 5.0%, 8/1/2026, INS: AGMC (c)	20,000,000	20,886,200
Trust: Massachusetts, State General Obligation, Series 2648, 144A, 17.42%, 8/1/2026, Leverage Factor at purchase date: 4 to 1
Massachusetts, State Health & Educational Facilities Authority Revenue, Harvard University, Series B, 5.0%, 10/1/2038 (c)	10,000,000	10,146,873
Trust: Massachusetts, State Health & Educational Facilities Authority Revenue, Series 3104, 144A, 13.364%, 10/1/2038, Leverage Factor at purchase date: 3 to 1
Massachusetts, State Water Pollution Abatement Trust, 5.25%, 8/1/2031 (c)	12,615,000	13,714,298
Trust: Massachusetts, State Water Pollution Abatement Trust, Series 2840, 144A, 13.297%, 8/1/2031, Leverage Factor at purchase date: 3 to 1
Massachusetts, State Water Resources Authority, Series A, 5.0%, 8/1/2035 (c)	15,000,000	15,060,000
Trust: Massachusetts, State Water Resources Authority, Series 3690, 144A, 9.2%, 8/1/2035, Leverage Factor at purchase date: 2 to 1
Massachusetts, State Water Resource Authority, Series J, 5.5%, 8/1/2021, INS: AGMC (c)	10,000,000	11,790,600
Trust: Massachusetts, State Water Resources Authority, Series 2499, 144A, 19.27%, 8/1/2021, Leverage Factor at purchase date: 4 to 1
Total Municipal Inverse Floating Rate Notes (Cost $102,475,775)		103,634,181

	% of Net Assets	Value ($)

Total Investment Portfolio (Cost $495,386,577)+	113.5	492,753,953
Other Assets and Liabilities, Net	(13.5)	(58,594,558)
Net Assets	100.0	434,159,395

The following table represents bonds that are in default:
Security	Coupon	Maturity Date	Principal Amount ($)	Acquisition Cost ($)	Value ($)
Boston, MA, Industrial Development Financing Authority Revenue, Crosstown Center Project, AMT*	8.0%	9/1/2035	960,000	960,000	288,029

* Non-income producing security. In the case of a bond, generally denotes that the issuer has defaulted on the payment of principal or interest.

** These securities are shown at their current rate as of March 31, 2011. Floating rate securities' yields vary with a designated market index or market rate, such as the coupon-equivalent of the US Treasury bill rate.

*** Variable rate demand notes are securities whose interest rates are reset periodically at market levels. These securities are often payable on demand and are shown at their current rates as of March 31, 2011.

+ The cost for federal income tax purposes was $496,123,777. At March 31, 2011, net unrealized depreciation for all securities based on tax cost was $3,369,824. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost of $12,514,684 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value of $15,884,508.

(a) At March 31, 2011, this security has been pledged, in whole or in part, as collateral for open interest rate swap contracts.

(b) Securities represent the underlying municipal obligations of inverse floating rate obligations held by the Fund.

(c) Security forms part of the below tender option bond trust. Principal Amount and Value shown take into account the leverage factor.

144A: Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

AGC: Assured Guaranty Corp.

AGMC: Assured Guaranty Municipal Corp.

AMBAC: Ambac Financial Group, Inc.

AMT: Subject to alternative minimum tax.

ETM: Bonds bearing the description ETM (escrow to maturity) are collateralized usually by US Treasury securities which are held in escrow and used to pay principal and interest on bonds so designated.

FGIC: Financial Guaranty Insurance Co.

GTY: Guaranty Agreement

INS: Insured

LOC: Letter of Credit

NATL: National Public Finance Guarantee Corp.

Prerefunded: Bonds which are prerefunded are collateralized usually by US Treasury securities which are held in escrow and used to pay principal and interest on tax-exempt issues and to retire the bonds in full at the earliest refunding date.

At March 31, 2011, open interest rate swap contracts were as follows:
Effective/ Expiration Date	Notional Amount ($)		Cash Flows Paid by the Fund	Cash Flows Received by the Fund	Value ($)	Upfront Payments Paid/ (Received) ($)	Unrealized Appreciation/ (Depreciation) ($)
4/1/2011 4/1/2014	40,000,000	1	Fixed — 2.952%	Floating — LIBOR	(1,698,622)	—	(1,698,622)
3/15/2012 3/15/2016	30,000,000	2	Fixed — 2.597%	Floating — LIBOR	337,412	—	337,412
8/2/2011 8/2/2029	5,900,000	3	Fixed — 3.849%	Floating — LIBOR	288,241	—	288,241
10/28/2011 10/28/2031	8,400,000	1	Fixed — 3.75%	Floating — LIBOR	676,054	—	676,054
3/19/2012 3/19/2032	8,200,000	1	Fixed — 4.379%	Floating — LIBOR	84,063	—	84,063
Total net unrealized depreciation							(312,852)

Counterparty: 1 Citigroup, Inc. 2 JPMorgan Chase Securities, Inc. 3 Barclays Bank PLC LIBOR: London InterBank Offered Rate

For information on the Fund's policy and additional disclosures regarding interest rate swap contracts, please refer to Note B in the accompanying Notes to Financial Statements.

Fair Value Measurements

Various inputs are used in determining the value of the Fund's investments. These inputs are summarized in three broad levels. Level 1 includes quoted prices in active markets for identical securities. Level 2 includes other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds and credit risk). Level 3 includes significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments). The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used as of March 31, 2011 in valuing the Fund's investments. For information on the Fund's policy regarding the valuation of investments, please refer to the Security Valuation section of Note A in the accompanying Notes to Financial Statements.
Assets	Level 1	Level 2	Level 3	Total

Municipal Investments (d)	$—	$492,753,953	$—	$492,753,953
Derivatives (e)	—	1,385,770	—	1,385,770
	$—	$494,139,723	$—	$494,139,723
Liabilities
Derivatives (e)	$—	$(1,698,622)	$—	$(1,698,622)
	$—	$(1,698,622)	$—	$(1,698,622)

There have been no transfers between Level 1 and Level 2 fair value measurements during the year ended March 31, 2011.

(d) See Investment Portfolio for additional detailed categorizations.

(e) Derivatives include unrealized appreciation (depreciation) on open interest rate swap contracts.

The accompanying notes are an integral part of the financial statements.

Statement of Assets and Liabilities
as of March 31, 2011
Assets
Investments in securities, at value (cost $495,386,577)	$492,753,953
Cash	300,130
Deposit from broker for open swap contracts	340,000
Unrealized appreciation on open interest rate swap contracts	1,385,770
Receivable for Fund shares sold	188,655
Interest receivable	6,539,489
Due from Advisor	5,565
Other assets	23,933
Total assets	501,537,495
Liabilities
Payable for investments purchased	1,295,194
Payable for Fund shares redeemed	431,447
Payable upon return of deposit for open swap contracts	340,000
Payable for floating rate notes issued	62,860,000
Distributions payable	221,054
Unrealized depreciation on open interest rate swap contracts	1,698,622
Accrued management fee	148,858
Other accrued expenses and payables	382,925
Total liabilities	67,378,100
Net assets, at value	$434,159,395
Net Assets Consist of
Accumulated distributions in excess of net investment income	(161,460)
Net unrealized appreciation (depreciation) on: Investments	(2,632,624)
Interest rate swap contracts	(312,852)
Accumulated net realized gain (loss)	(1,191,032)
Paid-in capital	438,457,363
Net assets, at value	$434,159,395

The accompanying notes are an integral part of the financial statements.
Statement of Assets and Liabilities as of March 31, 2011 (continued)
Net Asset Value
Class A Net Asset Value and redemption price per share ($45,495,098 ÷ 3,322,983 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$13.69
Maximum offering price per share (100 ÷ 97.25 of $13.69)	$14.08
Class B Net Asset Value, offering and redemption price (subject to contingent deferred sales charge) per share ($647,982 ÷ 47,345 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$13.69
Class C Net Asset Value, offering and redemption price (subject to contingent deferred sales charge) per share ($14,523,372 ÷ 1,061,144 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$13.69
Class S Net Asset Value, offering and redemption price per share ($373,492,943 ÷ 27,278,668 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$13.69

The accompanying notes are an integral part of the financial statements.

Statement of Operations
for the year ended March 31, 2011
Investment Income
Income: Interest	$26,318,090
Expenses: Management fee	2,140,625
Administration fee	491,816
Services to shareholders	706,628
Custodian fee	14,872
Distribution and service fees	268,390
Reports to shareholders	50,952
Professional fees	101,662
Trustees' fees and expenses	18,004
Registration fees	57,071
Interest expense and fees on floating rate notes issued	554,558
Other	53,192
Total expenses before expense reductions	4,457,770
Expense reductions	(337,785)
Total expenses after expense reductions	4,119,985
Net investment income	22,198,105
Realized and Unrealized Gain (Loss)
Net realized gain (loss) from: Investments	3,276,335
Interest rate swap contracts	(3,725,143)
(448,808)
Change in net unrealized appreciation (depreciation) on: Investments	(25,038,266)
Interest rate swap contracts	(1,185,572)
(26,223,838)
Net gain (loss)	(26,672,646)
Net increase (decrease) in net assets resulting from operations	$(4,474,541)

The accompanying notes are an integral part of the financial statements.

Statement of Cash Flows
for the year ended March 31, 2011
Increase (Decrease) in Cash: Cash Flows from Operating Activities
Net increase (decrease) in net assets resulting from operations	$(4,474,541)
Adjustments to reconcile net increase (decrease) in net assets resulting from operations to net cash provided by operating activities: Purchases of long-term investments	(156,527,029)
Net amortization/accretion of premium (discount)	121,273
Proceeds from sales and maturities of long-term investments	186,669,635
(Increase) decrease in deposit from broker for open swap contracts	(150,000)
(Increase) decrease in interest receivable	180,906
(Increase) decrease in other assets	19,817
(Increase) decrease in receivable for investments sold	5,275,106
Increase (decrease) in payable for investments purchased	(8,369,369)
Increase (decrease) in payable upon return of deposit for open swap contracts	150,000
Increase (decrease) on net payable for closed swap contracts	(412,000)
Increase (decrease) in accrued expenses and payables	124,246
Change in net unrealized (appreciation) depreciation on investments	25,038,266
Change in net unrealized (appreciation) depreciation on interest rate swap contracts	1,185,572
Net realized (gain) loss from investments	(3,276,335)
Cash provided (used) by operating activities	45,555,547
Cash Flows from Financing Activities:
Proceeds from shares sold	93,068,249
Payments for shares redeemed	(138,203,207)
Distributions paid (net of reinvestment of distributions)	(10,276,565)
Increase (decrease) in payable for floating rate notes issued	10,000,000
Cash provided (used) for financing activities	(45,411,523)
Increase (decrease) in cash	144,024
Cash at beginning of period	156,106
Cash at end of period	$300,130
Supplemental Disclosure of Non-Cash Financing Activities:
Reinvestment of distributions	$12,443,767
Interest expense and fees on floating rate notes issued	$(554,558)

The accompanying notes are an integral part of the financial statements.

Statement of Changes in Net Assets
	Years Ended March 31,
Increase (Decrease) in Net Assets	2011	2010
Operations: Net investment income	$22,198,105	$19,807,976
Net realized gain (loss)	(448,808)	1,033,938
Change in net unrealized appreciation (depreciation)	(26,223,838)	27,670,330
Net increase (decrease) in net assets resulting from operations	(4,474,541)	48,512,244
Distributions to shareholders from: Net investment income: Class A	(1,996,499)	(1,072,282)
Class B	(29,796)	(61,086)
Class C	(517,000)	(274,765)
Class S	(19,277,663)	(18,007,731)
Net realized gains: Class A	(68,176)	—
Class B	(1,432)	—
Class C	(21,966)	—
Class S	(695,637)	—
Total distributions	(22,608,169)	(19,415,864)
Fund share transactions: Proceeds from shares sold	90,793,560	136,913,034
Reinvestment of distributions	12,443,767	10,459,743
Payments for shares redeemed	(138,415,321)	(47,008,260)
Redemption fees	—	204
Net increase (decrease) in net assets from Fund share transactions	(35,177,994)	100,364,721
Increase (decrease) in net assets	(62,260,704)	129,461,101
Net assets at beginning of period	496,420,099	366,958,998
Net assets at end of period (including accumulated distributions in excess of net investment income of $161,460 and $160,015, respectively)	$434,159,395	$496,420,099

The accompanying notes are an integral part of the financial statements.

Financial Highlights
Class A Years Ended March 31,	2011		2010	2009		2008		2007
Selected Per Share Data
Net asset value, beginning of period	$14.44		$13.42	$14.06		$14.18		$14.20
Income (loss) from investment operations: Net investment income	.62		.62	.60		.55		.55
Net realized and unrealized gain (loss)	(.74)		1.01	(.61)		(.12)		.08
Total from investment operations	(.12)		1.63	(.01)		.43		.63
Less distributions from: Net investment income	(.61)		(.61)	(.59)		(.55)		(.55)
Net realized gains	(.02)		—	(.04)		(.00	)*	(.10)
Total distributions	(.63)		(.61)	(.63)		(.55)		(.65)
Redemption fees	—		.00 *	.00	*	.00	*	.00	*
Net asset value, end of period	$13.69		$14.44	$13.42		$14.06		$14.18
Total Return (%)a	(.89	)b	12.31	(0.01	)b	3.07	b	4.52	b
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	45		39	15		12		12
Ratio of expenses before expense reductions (including interest expense) (%)c	1.02		1.00	1.34		1.48		1.49
Ratio of expenses after expense reductions (including interest expense) (%)c	1.00		1.00	1.34		1.47		1.48
Ratio of expenses after expense reductions (excluding interest expense) (%)	.89		.88	.91		.95		.98
Ratio of net investment income (%)	4.35		4.37	4.35		3.87		3.88
Portfolio turnover rate (%)	29		30	58		48		41
a Total return does not reflect the effect of any sales charges.
b Total returns would have been lower had certain expenses not been reduced.
c Interest expense represents interest and fees on short term floating rate notes issued in conjunction with inverse floating rate securities. Interest income from such transactions is included in income from investment operations.
* Amount is less than $.005.

Class B Years Ended March 31,	2011		2010		2009		2008	2007
Selected Per Share Data
Net asset value, beginning of period	$14.44		$13.42		$14.05		$14.17	$14.20
Income (loss) from investment operations: Net investment income	.52		.51		.49		.44	.44
Net realized and unrealized gain (loss)	(.74)		1.01		(.59)		(.12)	.07
Total from investment operations	(.22)		1.52		(.10)		.32	.51
Less distributions from: Net investment income	(.51)		(.50)		(.49)		(.44)	(.44)
Net realized gains	(.02)		—		(.04)		(.00 )*	(.10)
Total distributions	(.53)		(.50)		(.53)		(.44)	(.54)
Redemption fees	—		.00	*	.00	*	.00 *	.00	*
Net asset value, end of period	$13.69		$14.44		$13.42		$14.05	$14.17
Total Return (%)a	(1.62	)b	11.50	b	(.78	)b	2.31	3.66	b
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	1		1		3		5	6
Ratio of expenses before expense reductions (including interest expense) (%)c	1.83		1.78		2.11		2.21	2.25
Ratio of expenses after expense reductions (including interest expense) (%)c	1.74		1.78		2.09		2.21	2.24
Ratio of expenses after expense reductions (excluding interest expense) (%)	1.63		1.66		1.66		1.69	1.74
Ratio of net investment income (%)	3.61		3.59		3.60		3.13	3.12
Portfolio turnover rate (%)	29		30		58		48	41
a Total return does not reflect the effect of any sales charges.
b Total returns would have been lower had certain expenses not been reduced.
c Interest expense represents interest and fees on short term floating rate notes issued in conjunction with inverse floating rate securities. Interest income from such transactions is included in income from investment operations.
* Amount is less than $.005.

Class C Years Ended March 31,	2011		2010		2009		2008	2007
Selected Per Share Data
Net asset value, beginning of period	$14.44		$13.42		$14.05		$14.17	$14.20
Income (loss) from investment operations: Net investment income	.51		.51		.49		.44	.44
Net realized and unrealized gain (loss)	(.74)		1.01		(.59)		(.12)	.07
Total from investment operations	(.23)		1.52		(.10)		.32	.51
Less distributions from: Net investment income	(.50)		(.50)		(.49)		(.44)	(.44)
Net realized gains	(.02)		—		(.04)		(.00 )*	(.10)
Total distributions	(.52)		(.50)		(.53)		(.44)	(.54)
Redemption fees	—		.00	*	.00	*	.00 *	.00	*
Net asset value, end of period	$13.69		$14.44		$13.42		$14.05	$14.17
Total Return (%)a	(1.63	)b	11.53	b	(.77	)b	2.31	3.67	b
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	15		12		5		5	5
Ratio of expenses before expense reductions (including interest expense) (%)c	1.79		1.78		2.10		2.22	2.25
Ratio of expenses after expense reductions (including interest expense) (%)c	1.76		1.78		2.09		2.22	2.23
Ratio of expenses after expense reductions (excluding interest expense) (%)	1.65		1.66		1.66		1.69	1.73
Ratio of net investment income (%)	3.59		3.59		3.60		3.13	3.13
Portfolio turnover rate (%)	29		30		58		48	41
a Total return does not reflect the effect of any sales charges.
b Total returns would have been lower had certain expenses not been reduced.
c Interest expense represents interest and fees on short term floating rate notes issued in conjunction with inverse floating rate securities. Interest income from such transactions is included in income from investment operations.
* Amount is less than $.005.

Class S Years Ended March 31,	2011	2010	2009	2008	2007
Selected Per Share Data
Net asset value, beginning of period	$14.44	$13.42	$14.06	$14.18	$14.20
Income (loss) from investment operations: Net investment income	.65	.65	.63	.58	.59
Net realized and unrealized gain (loss)	(.74)	1.01	(.61)	(.12)	.08
Total from investment operations	(.09)	1.66	.02	.46	.67
Less distributions from: Net investment income	(.64)	(.64)	(.62)	(.58)	(.59)
Net realized gains	(.02)	—	(.04)	(.00 )*	(.10)
Total distributions	(.66)	(.64)	(.66)	(.58)	(.69)
Redemption fees	—	.00 *	.00 *	.00 *	.00 *
Net asset value, end of period	$13.69	$14.44	$13.42	$14.06	$14.18
Total Return (%)a	(.67)	12.51	.20	3.32	4.78
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	373	445	344	474	416
Ratio of expenses before expense reductions (including interest expense) (%)b	.86	.85	1.21	1.30	1.24
Ratio of expenses after expense reductions (including interest expense) (%)b	.78	.80	1.11	1.23	1.23
Ratio of expenses after expense reductions (excluding interest expense) (%)	.67	.69	.68	.70	.73
Ratio of net investment income (%)	4.57	4.56	4.58	4.11	4.13
Portfolio turnover rate (%)	29	30	58	48	41
a Total returns would have been lower had certain expenses not been reduced.
b Interest expense represents interest and fees on short term floating rate notes issued in conjunction with inverse floating rate securities. Interest income from such transactions is included in income from investment operations.
* Amount is less than $.005.

Notes to Financial Statements

A. Organization and Significant Accounting Policies

DWS Massachusetts Tax-Free Fund (the "Fund") is a non-diversified series of DWS State Tax Free Trust (the "Trust"), which is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company organized as a Massachusetts business trust. The Fund invests in debt instruments of municipal issuers whose ability to meet their obligations may be affected by economic and political developments in the Commonwealth of Massachusetts.

The Fund offers multiple classes of shares which provide investors with different purchase options. Class A shares are offered to investors subject to an initial sales charge. Class B shares of the Fund are closed to new purchases, except exchanges or the reinvestment of dividends or other distributions. Class B shares were offered to investors without an initial sales charge and are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions. Class B shares automatically convert to Class A shares six years after issuance. Class C shares are offered to investors without an initial sales charge but are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions within one year of purchase. Class C shares do not automatically convert to another class. Class S shares are not subject to initial or contingent deferred sales charges and are generally not available to new investors except under certain circumstances.

Investment income, realized and unrealized gains and losses, and certain fund-level expenses and expense reductions, if any, are borne pro rata on the basis of relative net assets by the holders of all classes of shares, except that each class bears certain expenses unique to that class such as distribution and service fees, services to shareholders and certain other class-specific expenses. Differences in class-level expenses may result in payment of different per share dividends by class. All shares of the Fund have equal rights with respect to voting subject to class-specific arrangements.

The Fund's financial statements are prepared in accordance with accounting principles generally accepted in the United States of America which require the use of management estimates. Actual results could differ from those estimates. The policies described below are followed consistently by the Fund in the preparation of its financial statements.

Security Valuation. Investments are stated at value determined as of the close of regular trading on the New York Stock Exchange on each day the exchange is open for trading.

Various inputs are used in determining the value of the Fund's investments. These inputs are summarized in three broad levels. Level 1 includes quoted prices in active markets for identical securities. Level 2 includes other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, and credit risk). Level 3 includes significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments). The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Municipal debt securities are valued by independent pricing services approved by the Fund's Board, whose valuations are intended to reflect the mean between the bid and asked prices. If the pricing services are unable to provide valuations, the securities are valued at the mean of the most recent bid and asked quotations or evaluated prices, as applicable, obtained from one or more broker-dealers. Such services may use various pricing techniques which take into account appropriate factors such as yield, quality, coupon rate, maturity, type of issue, trading characteristics and other data, as well as broker quotes. These securities are generally categorized as Level 2.

Swap contracts are valued daily based upon prices supplied by a Board approved pricing vendor, if available, and otherwise are valued at the price provided by the broker-dealer. Swap contracts are generally categorized as Level 2.

Securities and other assets for which market quotations are not readily available or for which the above valuation procedures are deemed not to reflect fair value are valued in a manner that is intended to reflect their fair value as determined in accordance with procedures approved by the Board and are generally categorized as Level 3. In accordance with the Fund's valuation procedures, factors used in determining value may include, but are not limited to, the type of the security; the size of the holding; the initial cost of the security; the existence of any contractual restrictions on the security's disposition; the price and extent of public trading in similar securities of the issuer or of comparable companies; quotations or evaluated prices from broker-dealers and/or pricing services; information obtained from the issuer, analysts, and/or the appropriate stock exchange (for exchange-traded securities); an analysis of the company's or issuer's financial statements; an evaluation of the forces that influence the issuer and the market(s) in which the security is purchased and sold and with respect to debt securities; the maturity, coupon, creditworthiness, currency denomination, and the movement of the market in which the security is normally traded. The value determined under these procedures may differ from published values for the same securities.

Disclosure about the classification of fair value measurements is included in a table following the Fund's Investment Portfolio.

Inverse Floaters. The Fund invests in inverse floaters. Inverse floaters are debt instruments with a weekly floating rate of interest that bears an inverse relationship to changes in the short-term interest rate market. Inverse floaters are created by depositing a fixed-rate municipal bond into a special purpose trust ("Trust"). In turn the Trust issues a short term floating rate note and an inverse floater. The income stream from the underlying bond in the trust is divided between the floating rate note and the inverse floater. The income provided by the inverse floater bears an inverse relationship with the short-term rate paid to the floating rate note holder. The short term floating rate note is issued in a face amount equal to some fraction of the underlying bond's par amount, and is paid to a third party, usually a tax-exempt money market fund at rates that generally reset weekly. The inverse floater earns all of the interest from the underlying fixed-rate bond less the amount of interest paid on the floating rate note and the expenses of the trust. The inverse floater represents an investment in the underlying bond on a leveraged basis; the Fund bears all of the price risk of the underlying bond in the trust, and receives all the benefits from any potential appreciation of the underlying bond's value.

By holding the inverse floater, the fund has the right to collapse the trust by causing the holders of the floating rate instrument to tender their notes at par, and have the broker transfer the underlying bond to the fund. The floating rate note holder can also elect to tender the note for redemption at par at each reset date. The fund accounts for these transactions as a form of secured borrowing, by reflecting the value of the underlying bond in the investments of the fund, and the amount owed to the floating rate note holder as a liability under the caption "Payable for floating rate notes issued" in the Statement of Assets and Liabilities. Income earned on the underlying bond is included in interest income, and interest paid on the floaters and the expenses of the trust are included in "interest expense and fees on floating rate notes issued" in the Statement of Operations.

The Fund may enter into shortfall and forbearance agreements by which the Fund agrees to reimburse the trust, in certain circumstances, for the difference between the liquidation value of the underlying bond held by the trust and the liquidation value of the floating rate notes plus any shortfalls in interest cash flows. This could potentially expose the Fund to losses in excess of the value of the Fund's inverse floater investments. In addition, the value of inverse floaters may decrease significantly when interest rates increase. The market for inverse floaters may be more volatile and less liquid than other municipal bonds of comparable maturity. The trust could be terminated outside of the fund's control, resulting in a reduction of leverage and disposal of portfolio investments at inopportune times and prices. Investments in inverse floaters generally involve greater risk than in an investment in fixed rate bonds.

The weighted average outstanding daily balance of the floating rate notes issued during the year ended March 31, 2011 was approximately $60,463,000, with a weighted average interest rate of 0.92%.

When Issued/Delayed Delivery Securities. The Fund may purchase securities with delivery or payment to occur at a later date beyond the normal settlement period. At the time the Fund enters into a commitment to purchase a security, the transaction is recorded and the value of the security is reflected in the net asset value. The price of such security and the date when the security will be delivered and paid for are fixed at the time the transaction is negotiated. The value of the security may vary with market fluctuations. No interest accrues to the Fund until payment takes place. At the time the Fund enters into this type of transaction it is required to segregate cash or other liquid assets at least equal to the amount of the commitment.

Certain risks may arise upon entering into when-issued or delayed delivery securities from the potential inability of counterparties to meet the terms of their contracts or if the issuer does not issue the securities due to political, economic, or other factors. Additionally, losses may arise due to changes in the value of the underlying securities.

Federal Income Taxes. The Fund's policy is to comply with the requirements of the Internal Revenue Code, as amended, which are applicable to regulated investment companies, and to distribute all of its taxable and tax-exempt income to its shareholders.

From November 1, 2010 through March 31, 2011, the Fund incurred approximately $587,000 of net realized capital losses. As permitted by tax regulations, the Fund intends to elect to defer these losses and treat them as arising in the fiscal year ended March 31, 2012.

On December 22, 2010, the Regulated Investment Company Modernization Act of 2010 (the "Act") was enacted. Under the Act, net capital losses may be carried forward indefinitely, and their character is retained as short-term and/or long-term losses. Previously, net capital losses were carried forward for eight years and treated as short-term losses. As a transition rule, the Act requires that post-enactment net capital losses be used before pre-enactment net capital losses. As a result of this ordering rule, pre-enactment capital loss carryforwards may expire unused, whereas under the previous rules these losses may have been utilized. This change is effective for fiscal years beginning after the date of enactment.

The Fund has reviewed the tax positions for the open tax years as of March 31, 2011 and has determined that no provision for income tax is required in the Fund's financial statements. The Fund's federal tax returns for the prior three fiscal years remain open subject to examination by the Internal Revenue Service.

Distribution of Income and Gains. Net investment income of the Fund is declared as a daily dividend and is distributed to shareholders monthly. Net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed, and, therefore, will be distributed to shareholders at least annually.

The timing and characterization of certain income and capital gains distributions are determined annually in accordance with federal tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences primarily relate to accretion of market discount on debt securities and certain securities sold at a loss. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, the Fund may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund.

At March 31, 2011, the Fund's components of distributable earnings (accumulated losses) on a tax basis were as follows:
Undistributed ordinary income*	$80,677
Undistributed long-term capital gain	199,746
Net unrealized appreciation (depreciation) on investments	$(3,369,824)

In addition, the tax character of distributions paid to shareholders by the Fund is summarized as follows:
	Years Ended March 31,
	2011	2010
Distributions from tax-exempt income	$21,820,958	$19,415,864
Distributions from long-term capital gains	$787,211	$—

* For tax purposes, short-term capital gains distributions are considered ordinary income distributions.

Expenses. Expenses of the Trust arising in connection with a specific fund are allocated to that fund. Other Trust expenses which cannot be directly attributed to a fund are apportioned among the funds in the Trust.

Contingencies. In the normal course of business, the Fund may enter into contracts with service providers that contain general indemnification clauses. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet been made. However, based on experience, the Fund expects the risk of loss to be remote.

Other. Investment transactions are accounted for on a trade date plus one basis for daily net asset value calculations. However, for financial reporting purposes, investment transactions are reported on trade date. Interest income is recorded on the accrual basis. Realized gains and losses from investment transactions are recorded on an identified cost basis. All premiums and discounts are amortized/accreted for financial reporting purposes, with the exception of securities in default of principal.

Statement of Cash Flows. Information on financial transactions which have been settled through the receipt and disbursement of cash is presented in the Statement of Cash Flows. The cash amount shown in the Statement of Cash Flows represents the cash position at the Fund's custodian bank at March 31, 2011.

B. Derivative Instruments

Interest Rate Swap Contracts. The value of the Fund's underlying bond investments are subject to interest rate risk. As interest rates increase, the value of the Fund's fixed rate bonds may fall. The longer the duration of the fund's securities, the more sensitive the Fund will be to interest rate changes. For the year ended March 31, 2011, to help mitigate this interest rate risk, the Fund invested in interest rate swap contracts to reduce the duration of the Investment Portfolio. The use of interest rate swaps is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio security transactions. In an interest rate swap, the Fund agrees to pay to the other party to the interest rate swap (which is known as the "counterparty") a fixed rate payment in exchange for the counterparty agreeing to pay to the Fund a variable rate payment, or the Fund agrees to receive from the counterparty a fixed rate payment in exchange for the counterparty agreeing to receive from the Fund a variable rate payment, the accruals for which would begin at a specified date in the future (the "effective date"). The payment obligations are based on the notional amount of the swap. Certain risks may arise when entering into swap transactions including counterparty default, liquidity or unfavorable changes in interest rates. In connection with these agreements, securities and or cash may be identified as collateral in accordance with the terms of the swap agreements to provide assets of value and recourse in the event of default. The maximum counterparty credit risk is the net present value of the cash flows to be received from or paid to the counterparty over the term of the interest rate swap contract, to the extent that this amount is beneficial to the Fund, in addition to any related collateral posted to the counterparty by the Fund. This risk may be partially reduced by a master netting arrangement between the Fund and the counterparty. The Fund generally intends, but is not obligated, to terminate its interest rate swaps before the effective date. Payments received or made are recorded as realized gain or loss in the Statement of Operations. The value of the swap is adjusted daily based upon a price supplied by a Board approved pricing vendor and the change in value is recorded as unrealized appreciation or depreciation. An upfront payment, if any, made by the Fund is recorded as an asset in the Statement of Assets and Liabilities. An upfront payment, if any, received by the Fund is recorded as a liability in the Statement of Assets and Liabilities. Payments received or made are recorded as realized gain or loss in the Statement of Operations.

A summary of the open interest rate swaps as of March 31, 2011 is included in a table following the Fund's Investment Portfolio. For the year ended March 31, 2011, the investment in interest rate swap contracts had a total notional amount generally indicative of a range from approximately $92,500,000 to $102,300,000.

The following table summarizes the value of the Fund's derivative instruments held as of March 31, 2011 and the related location in the accompanying Statement of Assets and Liabilities, presented by primary underlying risk exposure:
Asset Derivative	Swap Contracts
Interest Rate Contracts (a)	$1,385,770

The above derivative is located in the following Statement of Assets and Liabilities account:

(a) Unrealized appreciation on open interest rate swap contracts
Liability Derivative	Swap Contracts
Interest Rate Contracts (a)	$(1,698,622)

The above derivative is located in the following Statement of Assets and Liabilities account:

(a) Unrealized depreciation on open interest rate swap contracts

Additionally, the amount of unrealized and realized gains and losses on derivative instruments recognized in Fund earnings during the year ended March 31, 2011 and the related location in the accompanying Statement of Operations is summarized in the following tables by primary underlying risk exposure:
Realized Gain (Loss)	Swap Contracts
Interest Rate Contracts (a)	$(3,725,143)

The above derivative is located in the following Statement of Operations account:

(a) Net realized gain (loss) from interest rate swap contracts
Change in Net Unrealized Appreciation (Depreciation)	Swap Contracts
Interest Rate Contracts (a)	$(1,185,572)

The above derivative is located in the following Statement of Operations account:

(a) Change in net unrealized appreciation (depreciation) on interest rate swap contracts

C. Purchases and Sales of Securities

During the year ended March 31, 2011, purchases and sales of investment securities (excluding short-term investments) aggregated $156,527,029 and $186,669,635, respectively.

D. Related Parties

Management Agreement. Under the Investment Management Agreement with Deutsche Investment Management Americas Inc. ("DIMA" or the "Advisor"), an indirect, wholly owned subsidiary of Deutsche Bank AG, the Advisor directs the investments of the Fund in accordance with its investment objectives, policies and restrictions. The Advisor determines the securities, instruments and other contracts relating to investments to be purchased, sold or entered into by the Fund.

Under the Investment Management Agreement with the Advisor, the Fund pays a monthly management fee based on the Fund's average daily net assets, computed and accrued daily and payable monthly, at the following annual rates:
First $250 million of the Fund's average daily net assets	.450%
Next $750 million of such net assets	.420%
Next $1.5 billion of such net assets	.400%
Next $2.5 billion of such net assets	.380%
Next $2.5 billion of such net assets	.350%
Next $2.5 billion of such net assets	.330%
Next $2.5 billion of such net assets	.310%
Over $12.5 billion of such net assets	.300%

Accordingly, for the year ended March 31, 2011, the fee pursuant to the Investment Management Agreement was equivalent to an annual effective rate of 0.44% of the Fund's average daily net assets.

For the period from April 1, 2010 through September 30, 2010, the Advisor had contractually agreed to waive its fees and/or reimburse certain operating expenses of Class S shares to the extent necessary to maintain the operating expenses (excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest) at 0.70%.

Effective October 1, 2010 through September 30, 2011, the Advisor has contractually agreed to waive its fees and/or reimburse certain operating expenses of the Fund to the extent necessary to maintain the operating expenses (excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest) of each class as follows:
Class A	.89%
Class B	1.64%
Class C	1.64%
Class S	.64%

Accordingly, for the year ended March 31, 2011, the Advisor reimbursed the Fund $215,261 of sub-recordkeeping expenses for Class S shares.

Administration Fee. Pursuant to an Administrative Services Agreement, DIMA provides most administrative services to the Fund. For all services provided under the Administrative Services Agreement, the Fund pays the Advisor an annual fee ("Administration Fee") of 0.10% of the Fund's average daily net assets, computed and accrued daily and payable monthly. For the year ended March 31, 2011, the Administration Fee was $491,816, of which $37,118 is unpaid.

Service Provider Fees. DWS Investments Service Company ("DISC"), an affiliate of the Advisor, is the transfer agent, dividend-paying agent and shareholder service agent for the Fund. Pursuant to a sub-transfer agency agreement between DISC and DST Systems, Inc. ("DST"), DISC has delegated certain transfer agent, dividend-paying agent and shareholder service agent functions to DST. DISC compensates DST out of the shareholder servicing fee it receives from the Fund. For the year ended March 31, 2011, the amounts charged to the Fund by DISC were as follows:
Services to Shareholders	Total Aggregated	Waived
Class A	$9,357	$8,094
Class B	785	746
Class C	4,015	4,015
Class S	109,476	109,476
	$123,633	$122,331

Distribution and Service Fees. Under the Fund's Class B and Class C 12b-1 Plans, DWS Investments Distributors, Inc. ("DIDI"), an affiliate of the Advisor, receives a fee ("Distribution Fee") of 0.75% of average daily net assets of each of Class B and C shares. In accordance with the Fund's Underwriting and Distribution Services Agreement, DIDI enters into related selling group agreements with various firms at various rates for sales of Class B and C shares. For the year ended March 31, 2011, the Distribution Fee was as follows:
Distribution Fee	Total Aggregated	Unpaid at March 31, 2011
Class B	$6,363	$418
Class C	109,879	9,879
	$116,242	$10,297

In addition, DIDI provides information and administrative services for a fee ("Service Fee") to Class A, B and C shareholders at an annual rate of up to 0.25% of average daily net assets for each such class. DIDI in turn has various agreements with financial services firms that provide these services and pays these fees based upon the assets of shareholder accounts the firms service. For the year ended March 31, 2011, the Service Fee was as follows:
Service Fee	Total Aggregated	Waived	Unpaid at March 31, 2011	Annual Effective Rate
Class A	$113,509	$—	$28,701	.24%
Class B	2,040	—	409	.24%
Class C	36,599	193	8,784	.25%
	$152,148	$193	$37,894

Underwriting Agreement and Contingent Deferred Sales Charge. DIDI is the principal underwriter for the Fund. Underwriting commissions paid in connection with the distribution of Class A shares for the year ended March 31, 2011 aggregated $25,082.

In addition, DIDI receives any contingent deferred sales charge ("CDSC") from Class B share redemptions occurring within six years of purchase and Class C share redemptions occurring within one year of purchase. There is no such charge upon redemption of any share appreciation or reinvested dividends. The CDSC is based on declining rates ranging from 4% to 1% for Class B and 1% for Class C, of the value of the shares redeemed. For the year ended March 31, 2011, the CDSC for Class B and C shares aggregated $4,054 and $5,740, respectively. A deferred sales charge of up to 0.50% is assessed on certain redemptions of Class A shares. For the year ended March 31, 2011, DIDI received $4,006 for Class A shares.

Typesetting and Filing Service Fees. Under an agreement with DIMA, DIMA is compensated for providing typesetting and certain regulatory filing services to the Fund. For the year ended March 31, 2011, the amount charged to the Fund by DIMA included in the Statement of Operations under "reports to shareholders" aggregated $22,198, of which $6,840 is unpaid.

Trustees' Fees and Expenses. The Fund paid each Trustee not affiliated with the Advisor retainer fees plus specified amounts for various committee services and for the Board Chairperson.

E. Line of Credit

The Fund and other affiliated funds (the "Participants") share in a $450 million revolving credit facility provided by a syndication of banks. The Fund may borrow for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The Participants are charged an annual commitment fee, which is allocated based on net assets, among each of the Participants. Interest is calculated at a rate per annum equal to the sum of the Federal Funds Rate plus 1.25 percent plus if LIBOR exceeds the Federal Funds Rate the amount of such excess. The Fund may borrow up to a maximum of 33 percent of its net assets under the agreement.

F. Share Transactions

The following table summarizes share and dollar activity in the Fund:
	Year Ended March 31, 2011		Year Ended March 31, 2010
	Shares	Dollars	Shares	Dollars
Shares sold
Class A	1,576,032	$22,815,563	1,815,040	$25,978,535
Class B	17	247	9,904	141,266
Class C	501,117	7,262,906	510,394	7,302,802
Class S	4,322,027	60,714,844	7,276,443	103,490,431
		$90,793,560		$136,913,034
Shares issued to shareholders in reinvestment of distributions
Class A	113,237	$1,611,533	51,575	$739,083
Class B	1,132	16,177	2,261	32,086
Class C	26,937	382,724	12,993	185,731
Class S	731,306	10,433,333	666,428	9,502,843
		$12,443,767		$10,459,743
Shares redeemed
Class A	(1,040,297)	$(14,627,983)	(306,937)	$(4,353,152)
Class B	(39,362)	(566,594)	(113,652)	(1,598,339)
Class C	(278,219)	(3,924,245)	(109,422)	(1,554,062)
Class S	(8,578,754)	(119,296,499)	(2,774,728)	(39,502,707)
		$(138,415,321)		$(47,008,260)
Redemption fees		$—		$204
Net increase (decrease)
Class A	648,972	$9,799,113	1,559,678	$22,364,466
Class B	(38,213)	(550,170)	(101,487)	(1,424,987)
Class C	249,835	3,721,385	413,965	5,934,471
Class S	(3,525,421)	(48,148,322)	5,168,143	73,490,771
		$(35,177,994)		$100,364,721

Report of Independent Registered Public Accounting Firm

To the Trustees of DWS State Tax Free Trust and the Shareholders of DWS Massachusetts Tax-Free Fund:

In our opinion, the accompanying statement of assets and liabilities, including the investment portfolio, and the related statements of operations, of cash flows and of changes in net assets and the financial highlights, present fairly, in all material respects, the financial position of DWS Massachusetts Tax-Free Fund (the "Fund") at March 31, 2011, and the results of its operations, its cash flows, the changes in its net assets and the financial highlights for each of the periods indicated therein, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at March 31, 2011 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.
Boston, Massachusetts May 27, 2011	PricewaterhouseCoopers LLP

Tax Information (Unaudited)

The Fund paid distributions of $0.02 per share from net long-term capital gains during its year ended March 31, 2011, of which 100% represents 15% rate gains.

Pursuant to Section 852 of the Internal Revenue Code, the Fund designates $283,000 as capital gain dividends for its year ended March 31, 2011, of which 100% represents 15% rate gains.

Of the dividends paid from net investment income for the taxable year ended March 31, 2011, 100% are designated as exempt interest dividends for federal income tax purposes.

Please consult a tax advisor if you have questions about federal or state income tax laws, or on how to prepare your tax returns. If you have specific questions about your account, please call (800) 621-1048.

Summary of Management Fee Evaluation by Independent Fee Consultant

October 3, 2010

Pursuant to an Order entered into by Deutsche Investment Management Americas and affiliates (collectively, "DeAM") with the Attorney General of New York, I, Thomas H. Mack, have been appointed the Independent Fee Consultant for the DWS Funds (formerly the DWS Scudder Funds). My duties include preparing an annual written evaluation of the management fees DeAM charges the Funds, considering among other factors the management fees charged by other mutual fund companies for like services, management fees DeAM charges other clients for like services, DeAM's costs of supplying services under the management agreements and related profit margins, possible economies of scale if a Fund grows larger, and the nature and quality of DeAM's services, including fund performance. This report summarizes my evaluation for 2010, including my qualifications, the evaluation process for each of the DWS Funds, consideration of certain complex-level factors, and my conclusions. I served in substantially the same capacity in 2007, 2008, and 2009.

Qualifications

For more than 35 years I have served in various professional capacities within the investment management business. I have held investment analysis and advisory positions, including securities analyst, portfolio strategist and director of investment policy with a large investment firm. I have also performed business management functions, including business development, financial management and marketing research and analysis.

Since 1991, I have been an independent consultant within the asset management industry. I have provided services to over 125 client organizations, including investment managers, mutual fund boards, product distributors and related organizations. Over the past ten years I have completed a number of assignments for mutual fund boards, specifically including assisting boards with management contract renewal.

I hold a Master of Business Administration degree, with highest honors, from Harvard University and Master of Science and Bachelor of Science (highest honors) degrees from the University of California at Berkeley. I am an independent director and audit committee financial expert for two closed-end mutual funds and have served in various leadership and financial oversight capacities with non-profit organizations.

Evaluation of Fees for each DWS Fund

My work focused primarily on evaluating, fund-by-fund, the fees charged to each of the 118 publicly offered Fund portfolios in the DWS Fund family. For each Fund, I considered each of the key factors mentioned above, as well as any other relevant information. In doing so I worked closely with the Funds' Independent Directors in their annual contract renewal process, as well as in their approval of contracts for several new funds (documented separately).

In evaluating each Fund's fees, I reviewed comprehensive materials provided by or on behalf of DeAM, including expense information prepared by Lipper Analytical, comparative performance information, profitability data, manager histories, and other materials. I also accessed certain additional information from the Lipper and Morningstar databases and drew on my industry knowledge and experience.

To facilitate evaluating this considerable body of information, I prepared for each Fund a document summarizing the key data elements in each area as well as additional analytics discussed below. This made it possible to consider each key data element in the context of the others.

In the course of contract renewal, DeAM agreed to implement a number of fee and expense adjustments requested by the Independent Directors which will favorably impact future fees and expenses, and my evaluation includes the effects of these changes.

Fees and Expenses Compared with Other Funds

The competitive fee and expense evaluation for each fund focused on two primary comparisons:

The Fund's contractual management fee (the advisory fee plus the administration fee where applicable) compared with those of a group of typically 12-15 funds in the same Lipper investment category (e.g. Large Capitalization Growth) having similar distribution arrangements and being of similar size.

The Fund's total expenses compared with a broader universe of funds from the same Lipper investment category and having similar distribution arrangements.

These two comparisons provide a view of not only the level of the fee compared with funds of similar scale but also the total expense the Fund bears for all the services it receives, in comparison with the investment choices available in the Fund's investment category and distribution channel. The principal figure-of-merit used in these comparisons was the subject Fund's percentile ranking against peers.

DeAM's Fees for Similar Services to Others

DeAM provided management fee schedules for all of its US domiciled fund and non-fund investment management accounts in any of the investment categories where there is a DWS Fund. These similar products included the other DWS Funds, non-fund pooled accounts, institutional accounts and sub-advisory accounts. Using this information, I calculated for each Fund the fee that would be charged to each similar product, at the subject Fund's asset level.

Evaluating information regarding non-fund products is difficult because there are varying levels of services required for different types of accounts, with mutual funds generally requiring considerably more regulatory and administrative types of service as well as having more frequent cash flows than other types of accounts. Also, while mutual fund fees for similar fund products can be expected to be similar, there will be some differences due to different pricing conditions in different distribution channels (e.g. retail funds versus those used in variable insurance products), differences in underlying investment processes and other factors.

Costs and Profit Margins

DeAM provided a detailed profitability analysis for each Fund. After making some adjustments so that the presentation would be more comparable to the available industry figures, I reviewed profit margins from investment management alone, from investment management plus other fund services (excluding distribution) provided to the Funds by DeAM (principally shareholder services), and DeAM profits from all sources, including distribution. A later section comments on overall profitability.

Economies of Scale

Economies of scale — an expected decline in management cost per dollar of fund assets as fund assets grow — are very rarely quantified and documented because of inherent difficulties in collecting and analyzing relevant data. However, in virtually every investment category that I reviewed, larger funds tend to have lower fees and lower total expenses than smaller funds. To see how each DWS Fund compares with this industry observation, I reviewed:

The trend in Fund assets over the last five years and the accompanying trend in total expenses. This shows if the Fund has grown and, if so, whether total expense (management fees as well as other expenses) have declined as a percent of assets.

Whether the Fund has break-points in its management fee schedule, the extent of the fee reduction built into the schedule and the asset levels where the breaks take effect, and in the case of a sub-advised Fund how the Fund's break-points compare with those of the sub-advisory fee schedule.

How the Fund's contractual fee schedule compares with trends in the industry data. To accomplish this, I constructed a chart showing how actual latest-fiscal-year contractual fees of the Fund and of other similar funds relate to average fund assets, with the subject Fund's contractual fee schedule superimposed.

Quality of Service — Performance

The quality-of-service evaluation focused on investment performance, which is the principal result of the investment management service. Each Fund's performance was reviewed over the past 1, 3, 5 and 10 years, as applicable, and compared with that of other funds in the same investment category and with a suitable market index.

In addition, I calculated and reviewed risk-adjusted returns relative to an index of similar mutual funds' returns and a suitable market index. The risk-adjusted returns analysis provides a way of determining the extent to which the Fund's return comparisons are mainly the product of investment value-added (or lack thereof) or alternatively taking considerably more or less risk than is typical in its investment category.

I also received and considered the history of portfolio manager changes for each Fund, as this provided an important context for evaluating the performance results.

Complex-Level Considerations

While this evaluation was conducted mainly at the individual fund level, there are some issues relating to the reasonableness of fees that can alternatively be considered across the whole fund complex:

I reviewed DeAM's profitability analysis for all DWS Funds, with a view toward determining if the allocation procedures used were reasonable and how profit levels compared with public data for other investment managers.

I considered whether DeAM and affiliates receive any significant ancillary or "fall-out" benefits that should be considered in interpreting the direct profitability results. These would be situations where serving as the investment manager of the Funds is beneficial to another part of the Deutsche Bank organization.

I considered how aggregated DWS Fund expenses had varied over the years, by asset class and in the context of trends in asset levels.

I reviewed the structure of the DeAM organization, trends in staffing levels, and information on compensation of investment management and other professionals compared with industry data.

Findings

Based on the process and analysis discussed above, which included reviewing a wide range of information from management and external data sources and considering among other factors the fees DeAM charges other clients, the fees charged by other fund managers, DeAM's costs and profits associated with managing the Funds, economies of scale, possible fall-out benefits, and the nature and quality of services provided, in my opinion the management fees charged the DWS Funds are reasonable.

Thomas H. Mack

Board Members and Officers

The following table presents certain information regarding the Board Members and Officers of the fund as of March 31, 2011. Each Board Member's year of birth is set forth in parentheses after his or her name. Unless otherwise noted, (i) each Board Member has engaged in the principal occupation(s) noted in the table for at least the most recent five years, although not necessarily in the same capacity; and (ii) the address of each Independent Board Member is c/o Paul K. Freeman, Independent Chairman, DWS Funds, PO Box 101833, Denver, CO 80250-1833. Except as otherwise noted below, the term of office for each Board Member is until the election and qualification of a successor, or until such Board Member sooner dies, resigns, is removed or as otherwise provided in the governing documents of the fund. Because the fund does not hold an annual meeting of shareholders, each Board Member will hold office for an indeterminate period. The Board Members may also serve in similar capacities with other funds in the fund complex. The Length of Time Served represents the year in which the Board Member joined the Board of one or more DWS funds now overseen by the Board.

Independent Board Members
Name, Year of Birth, Position with the Fund and Length of Time Served1	Business Experience and Directorships During the Past Five Years	Number of Funds in DWS Fund Complex Overseen	Other Directorships Held by Board Member
Paul K. Freeman (1950) Chairperson since 2009 Board Member since 1993	Consultant, World Bank/Inter-American Development Bank; Executive and Governing Council of the Independent Directors Council (education committees); formerly: Project Leader, International Institute for Applied Systems Analysis (1998-2001); Chief Executive Officer, The Eric Group, Inc. (environmental insurance) (1986-1998)	118	—
John W. Ballantine (1946) Board Member since 1999	Retired; formerly, Executive Vice President and Chief Risk Management Officer, First Chicago NBD Corporation/The First National Bank of Chicago (1996-1998); Executive Vice President and Head of International Banking (1995-1996). Directorships: Healthways, Inc. (provider of disease and care management services); Portland General Electric (utility company); Stockwell Capital Investments PLC (private equity); former Directorships: First Oak Brook Bancshares, Inc. and Oak Brook Bank; Prisma Energy International	118	—
Henry P. Becton, Jr. (1943) Board Member since 1990	Vice Chair and former President, WGBH Educational Foundation. Directorships: Association of Public Television Stations; Public Radio International; Public Radio Exchange (PRX); The PBS Foundation; former Directorships: Boston Museum of Science; American Public Television; Concord Academy; New England Aquarium; Mass. Corporation for Educational Telecommunications; Committee for Economic Development; Public Broadcasting Service	118	Lead Director, Becton Dickinson and Company2 (medical technology company); Lead Director, Belo Corporation2 (media company)
Dawn-Marie Driscoll (1946) Board Member since 1987
President, Driscoll Associates (consulting firm); Executive Fellow, Center for Business Ethics, Bentley University; formerly, Partner, Palmer & Dodge (1988-1990); Vice President of Corporate Affairs and General Counsel, Filene's (1978-1988). Directorships: Director of ICI Mutual Insurance Company (since 2007); Advisory Board, Center for Business Ethics, Bentley University; Trustee, Southwest Florida Community Foundation (charitable organization); former Directorships: Investment Company Institute (audit, executive, nominating committees) and Independent Directors Council (governance, executive committees)
		118	Trustee, Sun Capital Advisers, Inc. (22 open-end mutual funds advised by Sun Capital Advisers, Inc.) (since 2007)
Keith R. Fox (1954) Board Member since 1996	Managing General Partner, Exeter Capital Partners (a series of private investment funds). Directorships: Progressive International Corporation (kitchen goods importer and distributor); BoxTop Media Inc. (advertising); The Kennel Shop (retailer); former Chairman, National Association of Small Business Investment Companies	118	—
Kenneth C. Froewiss (1945) Board Member since 2001	Adjunct Professor of Finance, NYU Stern School of Business (September 2009-present; Clinical Professor from 1997-September 2009); Member, Finance Committee, Association for Asian Studies (2002-present); Director, Mitsui Sumitomo Insurance Group (US) (2004-present); prior thereto, Managing Director, J.P. Morgan (investment banking firm) (until 1996)	118	—
Richard J. Herring (1946) Board Member since 1990	Jacob Safra Professor of International Banking and Professor, Finance Department, The Wharton School, University of Pennsylvania (since July 1972); Co-Director, Wharton Financial Institutions Center (since July 2000); Co-Chair, U.S. Shadow Financial Regulatory Committee; Executive Director, Financial Economists Roundtable; Independent Director of Barclays Bank Delaware (since September 2010); formerly: Vice Dean and Director, Wharton Undergraduate Division (July 1995-June 2000); Director, Lauder Institute of International Management Studies (July 2000-June 2006)	118	Director, Japan Equity Fund, Inc. (since September 2007), Thai Capital Fund, Inc. (since September 2007), Singapore Fund, Inc. (since September 2007)
William McClayton (1944) Board Member since 2004	Private equity investor (since October 2009); previously, Managing Director, Diamond Management & Technology Consultants, Inc. (global consulting firm) (2001-2009); Directorship: Board of Managers, YMCA of Metropolitan Chicago; formerly: Senior Partner, Arthur Andersen LLP (accounting) (1966-2001); Trustee, Ravinia Festival	118	—
Rebecca W. Rimel (1951) Board Member since 1995	President and Chief Executive Officer, The Pew Charitable Trusts (charitable organization) (1994 to present); Trustee, Thomas Jefferson Foundation (charitable organization) (1994 to present); Trustee, Executive Committee, Philadelphia Chamber of Commerce (2001-2007); formerly: Executive Vice President, The Glenmede Trust Company (investment trust and wealth management) (1983-2004); Board Member, Investor Education (charitable organization) (2004-2005); Trustee, Pro Publica (charitable organization) (2007-2010)	118	Director, CardioNet, Inc. (health care) (2009- present); Director, Viasys Health Care2 (January 2007- June 2007);
William N. Searcy, Jr. (1946) Board Member since 1993	Private investor since October 2003; formerly: Pension & Savings Trust Officer, Sprint Corporation2 (telecommunications) (November 1989-September 2003)	118	Trustee, Sun Capital Advisers, Inc. (22 open-end mutual funds advised by Sun Capital Advisers, Inc.) (since 1998)
Jean Gleason Stromberg (1943) Board Member since 1997	Retired. Formerly, Consultant (1997-2001); Director, Financial Markets US Government Accountability Office (1996-1997); Partner, Fulbright & Jaworski, L.L.P. (law firm) (1978-1996). Directorships: The William and Flora Hewlett Foundation; former Directorships: Service Source, Inc., Mutual Fund Directors Forum (2002-2004), American Bar Retirement Association (funding vehicle for retirement plans) (1987-1990 and 1994-1996)	118	—
Robert H. Wadsworth (1940) Board Member since 1999	President, Robert H. Wadsworth & Associates, Inc. (consulting firm) (1983 to present); Director, The Phoenix Boys Choir Association	121	—

Officers4
Name, Year of Birth, Position with the Fund and Length of Time Served5	Principal Occupation(s) During Past 5 Years and Other Directorships Held
Michael G. Clark6 (1965) President, 2006-present
Managing Director3, Deutsche Asset Management (2006-present); President of DWS family of funds; Director, ICI Mutual Insurance Company (since October 2007); formerly, Director of Fund Board Relations (2004-2006) and Director of Product Development (2000-2004), Merrill Lynch Investment Managers; Senior Vice President Operations, Merrill Lynch Asset Management (1999-2000)

John Millette7 (1962) Vice President and Secretary, 1999-present	Director3, Deutsche Asset Management
Paul H. Schubert6 (1963) Chief Financial Officer, 2004-present Treasurer, 2005-present
Managing Director3, Deutsche Asset Management (since July 2004); formerly, Executive Director, Head of Mutual Fund Services and Treasurer for UBS Family of Funds (1998-2004); Vice President and Director of Mutual Fund Finance at UBS Global Asset Management (1994-1998)

Caroline Pearson7 (1962) Chief Legal Officer, April 2010-present	Managing Director3, Deutsche Asset Management; formerly, Assistant Secretary for DWS family of funds (1997-2010)
Rita Rubin8 (1970) Assistant Secretary, 2009-present	Vice President and Counsel, Deutsche Asset Management (since October 2007); formerly, Vice President, Morgan Stanley Investment Management (2004-2007)
Paul Antosca7 (1957) Assistant Treasurer, 2007-present	Director3, Deutsche Asset Management (since 2006); Vice President, The Manufacturers Life Insurance Company (U.S.A.) (1990-2006)
Jack Clark7 (1967) Assistant Treasurer, 2007-present	Director3, Deutsche Asset Management (since 2007); formerly, Vice President, State Street Corporation (2002-2007)
Diane Kenneally7 (1966) Assistant Treasurer, 2007-present	Director3, Deutsche Asset Management
John Caruso8 (1965) Anti-Money Laundering Compliance Officer, 2010-present	Managing Director3, Deutsche Asset Management
Robert Kloby8 (1962) Chief Compliance Officer, 2006-present	Managing Director3, Deutsche Asset Management

1 The length of time served represents the year in which the Board Member joined the board of one or more DWS funds currently overseen by the Board.

2 A publicly held company with securities registered pursuant to Section 12 of the Securities Exchange Act of 1934.

3 Executive title, not a board directorship.

4 As a result of their respective positions held with the Advisor, these individuals are considered "interested persons" of the Advisor within the meaning of the 1940 Act. Interested persons receive no compensation from the fund.

5 The length of time served represents the year in which the officer was first elected in such capacity for one or more DWS funds.

6 Address: 100 Plaza One, Jersey City, NJ 07311.

7 Address: One Beacon Street, Boston, MA 02108.

8 Address: 60 Wall Street, New York, New York 10005.

The fund's Statement of Additional Information ("SAI") includes additional information about the Board Members. The SAI is available, without charge, upon request. If you would like to request a copy of the SAI, you may do so by calling the following toll-free number: (800) 621-1048.

Account Management Resources

For More Information
The automated telephone system allows you to access personalized account information and obtain information on other DWS funds using either your voice or your telephone keypad. Certain account types within Classes A, B, C and S also have the ability to purchase, exchange or redeem shares using this system.
For more information, contact your financial advisor. You may also access our automated telephone system or speak with a DWS Investments representative by calling the appropriate number below:
For shareholders of Classes A, B and C:
(800) 621-1048
For shareholders of Class S:
(800) 728-3337

Web Site
www.dws-investments.com
View your account transactions and balances, trade shares, monitor your asset allocation, and change your address, 24 hours a day.
Obtain prospectuses and applications, blank forms, interactive worksheets, news about DWS funds, subscription to fund updates by e-mail, retirement planning information, and more.

Written Correspondence	DWS Investments PO Box 219151 Kansas City, MO 64121-9151
Proxy Voting
A description of the fund's policies and procedures for voting proxies for portfolio securities and information about how the fund voted proxies related to its portfolio securities during the 12-month period ended June 30 is available on our Web site — www.dws-investments.com (click on "proxy voting"at the bottom of the page) — or on the SEC's Web site — www.sec.gov. To obtain a written copy of the fund's policies and procedures without charge, upon request, call us toll free at (800) 621-1048.

Principal Underwriter	If you have questions, comments or complaints, contact: DWS Investments Distributors, Inc. 222 South Riverside Plaza Chicago, IL 60606-5808 (800) 621-1148

	Class A	Class B	Class C	Class S
Nasdaq Symbol	SQMAX	SQMBX	SQMCX	SCMAX
CUSIP Number	23337J 104	23337J 203	23337J 302	23337J 500
Fund Number	412	612	712	2012

ITEM 2.	CODE OF ETHICS

As of the end of the period covered by this report, the registrant has adopted a code of ethics, as defined in Item 2 of Form N-CSR, that applies to its Principal Executive Officer and Principal Financial Officer.

There have been no amendments to, or waivers from, a provision of the code of ethics during the period covered by this report that would require disclosure under Item 2.

A copy of the code of ethics is filed as an exhibit to this Form N-CSR.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT

The fund’s audit committee is comprised solely of trustees who are "independent" (as such term has been defined by the Securities and Exchange Commission ("SEC") in regulations implementing Section 407 of the Sarbanes-Oxley Act (the "Regulations")). The fund’s Board of Trustees has determined that there are several "audit committee financial experts" (as such term has been defined by the Regulations) serving on the fund’s audit committee including Mr. William McClayton, the chair of the fund’s audit committee. An “audit committee financial expert” is not an “expert” for any purpose, including for purposes of Section 11 of the Securities Act of 1933 and the designation or identification of a person as an “audit committee financial expert” does not impose on such person any duties, obligations or liability that are greater than the duties, obligations and liability imposed on such person as a member of the audit committee and board of directors in the absence of such designation or identification.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES

DWS MASSACHUSETTS TAX-FREE FUND
FORM N-CSR DISCLOSURE RE: AUDIT FEES
The following table shows the amount of fees that PricewaterhouseCoopers, LLP (“PWC”), the Fund’s independent registered public accounting firm, billed to the Fund during the Fund’s last two fiscal years.  The Audit Committee approved in advance all audit services and non-audit services that PWC provided to the Fund.

Services that the Fund’s Independent Registered Public Accounting Firm Billed to the Fund
Fiscal Year Ended March 31,	Audit Fees Billed to Fund	Audit-Related Fees Billed to Fund	Tax Fees Billed to Fund	All Other Fees Billed to Fund
2011	$74,604	$0	$0	$0
2010	$72,604	$0	$0	$0

Services that the Fund’s Independent Registered Public Accounting Firm Billed to the Adviser and Affiliated Fund Service Providers
The following table shows the amount of fees billed by PWC to Deutsche Investment Management Americas Inc. (“DeIM” or the “Adviser”), and any entity controlling, controlled by or under common control with DeIM (“Control Affiliate”) that provides ongoing services to the Fund (“Affiliated Fund Service Provider”), for engagements directly related to the Fund’s operations and financial reporting, during the Fund’s last two fiscal years.
Fiscal Year Ended March 31,	Audit-Related Fees Billed to Adviser and Affiliated Fund Service Providers	Tax Fees Billed to Adviser and Affiliated Fund Service Providers	All Other Fees Billed to Adviser and Affiliated Fund Service Providers
2011	$0	$0	$0
2010	$9,500	$0	$0

The “Audit-Related Fees” were billed for services in connection with the agreed-upon procedures.

Non-Audit Services
The following table shows the amount of fees that PWC billed during the Fund’s last two fiscal years for non-audit services. The Audit Committee pre-approved all non-audit services that PWC provided to the Adviser and any Affiliated Fund Service Provider that related directly to the Fund’s operations and financial reporting. The Audit Committee requested and received information from PWC about any non-audit services that PWC rendered during the Fund’s last fiscal year to the Adviser and any Affiliated Fund Service Provider.  The Committee considered this information in evaluating PWC’s independence.

Fiscal Year Ended March 31,	Total Non-Audit Fees Billed to Fund (A)	Total Non-Audit Fees billed to Adviser and Affiliated Fund Service Providers (engagements related directly to the operations and financial reporting of the Fund) (B)	Total Non-Audit Fees billed to Adviser and Affiliated Fund Service Providers (all other engagements) (C)	Total of (A), (B) and (C)
2011	$0	$0	$0	$0
2010	$0	$0	$100,000	$100,000

All other engagement fees were billed for services in connection with an internal control review of a subadvisor.

Audit Committee Pre-Approval Policies and Procedures.  Generally, each Fund’s Audit Committee must pre approve (i) all services to be performed for a Fund by a Fund’s Independent Registered Public Accounting Firm and (ii) all non-audit services to be performed by a Fund’s Independent Registered Public Accounting Firm for the DIMA Entities with respect to operations and financial reporting of the Fund, except that the Chairperson or Vice Chairperson of each Fund’s Audit Committee may grant the pre-approval for non-audit services described in items (i) and (ii) above for non-prohibited services for engagements of less than $100,000.  All such delegated pre approvals shall be presented to each Fund’s Audit Committee no later than the next Audit Committee meeting.

There were no amounts that were approved by the Audit Committee pursuant to the de minimis exception under Rule 2-01 of Regulation S-X.

According to the registrant’s principal Independent Registered Public Accounting Firm, all of the principal Independent Registered Public Accounting Firm's hours spent on auditing the registrant's financial statements were attributed to work performed by full-time permanent employees of the principal Independent Registered Public Accounting Firm.
***

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS

Not applicable

ITEM 6.	SCHEDULE OF INVESTMENTS

Not applicable

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS

Not applicable

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

There were no material changes to the procedures by which shareholders may recommend nominees to the Fund’s Board.  The primary function of the Nominating and Governance Committee is to identify and recommend individuals for membership on the Board and oversee the administration of the Board Governance Guidelines. Shareholders may recommend candidates for Board positions by forwarding their correspondence by U.S. mail or courier service to Paul K. Freeman, Independent Chairman, DWS Funds, P.O. Box 101833, Denver, CO 80250-1833.

ITEM 11.	CONTROLS AND PROCEDURES

(a)
The Chief Executive and Financial Officers concluded that the Registrant’s Disclosure Controls and Procedures are effective based on the evaluation of the Disclosure Controls and Procedures as of a date within 90 days of the filing date of this report.

(b)
There have been no changes in the registrant’s internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal controls over financial reporting.

ITEM 12.	EXHIBITS

	(a)(1)	Code of Ethics pursuant to Item 2 of Form N-CSR is filed and attached hereto as EX-99.CODE ETH.

	(a)(2)	Certification pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) is filed and attached hereto as Exhibit 99.CERT.

	(b)	Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)) is furnished and attached hereto as Exhibit 99.906CERT.

Form N-CSR Item F

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant:	DWS Massachusetts Tax-Free Fund, a series of DWS State Tax-Free Trust

By:	/s/Michael G. Clark Michael G. Clark President

Date:	May 31, 2011

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/Michael G. Clark Michael G. Clark President

Date:	May 31, 2011

By:	/s/Paul Schubert Paul Schubert Chief Financial Officer and Treasurer

Date:	May 31, 2011